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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2013 through February 28, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                 Pioneer Short Term
                 Income Fund

--------------------------------------------------------------------------------
                 Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                 Ticker Symbols:

                  Class A    STABX
                  Class B    STBBX
                  Class C    PSHCX
                 *Class C2   STIIX
                  Class Y    PSHYX

                 *Class C2 shares were first publicly offered on August 1, 2013.

                 [LOGO] PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         88

Notes to Financial Statements                                                97

Approval of Investment Advisory Agreement                                   105

Trustees, Officers and Service Providers                                    110

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14  1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the fixed-income market conditions that prevailed during the six-month period ended February 28, 2014, and the factors that affected the performance of Pioneer Short Term Income Fund during the period. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q How would you describe the market environment for fixed-income investors during the six-month period ended February 28, 2014?

A Entering the period, we had seen a significant upward movement in market interest rates, as investors reacted strongly to U.S. Federal Reserve (Fed) guidance that a "tapering" of its long-term Treasury and mortgage bond purchases (known as quantitative easing, or QE) was in the offing.

     The overriding theme during the six-month period was the market's adjustment to the shift in Fed policy. While there was a reasonable amount of interest-rate volatility in response to the flow of economic data, the overall rate trend was mostly sideways. With the ascension of Janet Yellen to replace Ben Bernanke as Fed Chair, the market consensus at the time of Ms. Yellen's nomination and subsequent confirmation as Chair was that the inevitable withdrawal of the Fed's monetary support from the economy would remain measured, and with an eye toward avoiding any disruption of the economic recovery. Market sentiment also received a boost from a change in tone coming from U.S. budget negotiators in Washington, who reached a bipartisan agreement in December 2013 that established top-line spending levels for the next two fiscal years--although actual progress on fiscal policy remained subject to legislative gridlock.

     As the period progressed, there were renewed concerns over the pace of economic growth, based on a number of soft data releases relating to key areas such as housing and retail sales. This led to a decline in rates early in 2014. Data releases remained at less-than-robust levels over the last several

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 weeks of the six-month period, although there was speculation that much of the weakness was due to the unusually harsh winter weather plaguing most of the United States.

     Throughout the period, the Fed continued to keep short-term rates near zero, even as it began to scale back its QE bond purchases. Interest rates actually declined modestly during the full six-month period ended February 28, 2014. To illustrate, the two-year Treasury yield fell by 0.06% (from 0.39% to 0.33%) during the period; the five-year Treasury fell by 0.11% (from 1.62% to 1.51%); and the 10-year Treasury fell by 0.12% (from 2.78% to 2.66%). Credit spreads generally narrowed modestly during the six-month period, as income-oriented investors sought alternatives to Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q How did the Fund perform in that environment during the six-month period ended February 28, 2014?

A Pioneer Short Term Income Fund's Class A shares returned 1.06% at net asset value during the six-month period ended February 28, 2014, while the Fund's benchmark the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.77%. During the same six-month period, the average return of the 482 mutual funds in Morningstar's Short-Term Bond Funds category was 1.58%, and the average return of the 290 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.28%.

Q What were your principal strategies in managing the Fund's portfolio during the six-month period ended February 28, 2014, and how did those strategies affect the Fund's performance?

A Throughout the period, we reduced the Fund's exposure to U.S. Treasury issues, a reflection of our view that Treasuries have not been valued attractively compared with credit-sensitive sectors. That decision helped the Fund's returns relative to the benchmark Barclays Index, as credit-sensitive sectors outperformed during the six-month period. We also significantly trimmed the Fund's exposure to home equity loans during the period, based on valuation concerns, and we invested the proceeds in other credit-sensitive sectors.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 5

     Our allocation of the portfolio's assets among various fixed-income sectors was the biggest factor in the Fund's benchmark-relative outperformance during the period. The largest contributors to benchmark-relative performance came from sectors that are not part of the Barclays Index, specifically, collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), such as those backed by auto loans and credit card receivables. In particular, non-agency CMOs outperformed as investors were encouraged by the housing recovery we witnessed over much of the six-month period. The Fund's substantial allocation to ABS has continued to benefit from strengthened credit-market sentiment as economic conditions and consumer balance sheets improve.

    Within the Fund's allocation to corporate bonds, the portfolio's overweighting of financials aided returns. Overall, the financials sector benefited from the largely positive trends in housing and consumer data as well as a steeper yield curve, which is supportive of bank margins. However, security selection within financials detracted modestly from the Fund's benchmark-relative performance during the period.

     The Fund maintained a below-market overall duration and corresponding interest-rate sensitivity throughout the period. The Fund's shorter duration was a slight detractor from relative returns as interest rates declined modestly over the full six-month period. At the same time, the Fund had a somewhat "barbelled" yield-curve positioning, with more than half of the portfolio allocated to very short-term or floating-rate issues, balanced by holdings in the three- to five-year maturity range. The yield-curve positioning aided the Fund's returns during the period as longer-term issues outperformed in a declining rate environment. The Fund's overall duration at the end of February 2014 was 0.93 years, compared with
     1.94 years for the benchmark Barclays Index. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

Q What is your assessment of the current market climate for fixed-income investors?

A In executing the inevitable unwinding of the exceptional levels of monetary stimulus it has provided, we expect the Fed to carefully factor in the market's reaction. In our view, the last thing the Fed wants to do is trigger a reversal in market sentiment that sends long-term rates sharply higher and undermines the hard-fought gains of the last few years.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

     With that said, there is a lot of room for interest rates to rise from current levels. In addition, we take a constructive view of the outlook for continued U.S. economic growth, especially as state and local governments gradually return to more normal levels of spending. As a result, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is below that of the benchmark Barclays Index.

     We are also keeping more than half of the portfolio's assets invested in floating-rate securities as a measure of protection should the market begin to price in a sooner-than-expected timetable for the Fed's target with regard to increasing short-term interest rates. (As the Fund's new semiannual period got underway, Ms. Yellen hinted that an accelerated timetable for increased rates was, in fact, a possibility.)

     We will continue to monitor closely the relative valuations for spread sectors compared with Treasuries as we determine the Fund's allocation strategy. While we have scaled back the Fund's exposure to Treasuries, we have been focusing on higher-quality issues within the credit sectors, given the recent tightening of spreads. We view fundamentals as continuing to be supportive of corporate issues; however, with credit spreads having narrowed, we view corporate bond valuations as a neutral factor overall, and we are being selective in adding portfolio exposure to that sector. We believe that opportunities to add to the Fund's benchmark-relative performance over the near-to-intermediate term are more likely to be driven by individual security selection rather than by adding credit risk to the portfolio.

     With a large allocation to floating-rate securities that the market should find preferable as interest rates rise, we believe the Fund's portfolio is well positioned for the eventual removal of Fed accommodation from the economy. We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund's portfolio through individual security selection.

     As always, we will seek to provide shareholders a high level of current income, while attempting to limit the impact of interest-rate changes on the Fund's share price.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 7

Please refer to the Schedule of Investments on pages 18-87 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Portfolio Summary | 2/28/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                       37.2%
U.S. Corporate Bonds                                                      21.9%
Asset Backed Securities                                                   17.1%
International Corporate Bonds                                             11.0%
U.S. Government Securities                                                 6.5%
Senior Secured Loans                                                       4.9%
Municipal Bonds                                                            0.8%
International Preferred Stocks                                             0.5%
Temporary Cash Investment                                                  0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       17.8%
AA                                                                        26.3%
A                                                                         23.3%
BBB                                                                       17.7%
BB                                                                         8.3%
B                                                                          3.5%
CCC                                                                        0.5%
Not Rated                                                                  2.4%
Cash and equivalents                                                       0.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. U.S. Treasury Notes, 1.5%, 8/31/18                                     1.21%
--------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 0.375%, 2/15/16                                   1.20
--------------------------------------------------------------------------------
 3. Federal Home Loan Banks, Floating Rate Note, 6/11/14                   0.80
--------------------------------------------------------------------------------
 4. Fannie Mae Grantor Trust 2001-T1, Floating Rate Note, 10/25/40         0.57
--------------------------------------------------------------------------------
 5. Government National Mortgage Association REMICS, 4.0%, 9/20/37         0.55
--------------------------------------------------------------------------------
 6. International Bank for Reconstruction & Development, 0.58%, 11/30/16   0.48
--------------------------------------------------------------------------------
 7. Armor Re, Ltd., Floating Rate Note, 5/14/14 (Cat Bond) (144A)          0.38
--------------------------------------------------------------------------------
 8. Federal National Mortgage Association REMICS, 4.0%, 5/25/29            0.34
--------------------------------------------------------------------------------
 9. Federal Home Loan Mortgage Corp., Floating Rate Note, 1/15/33          0.34
--------------------------------------------------------------------------------
10. BCAP LLC 2009-RR13-I Trust, Floating Rate Note, 9/26/35 (144A)         0.30
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 9

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   2/28/14                8/31/13
--------------------------------------------------------------------------------
          A                      $9.68                  $9.66
--------------------------------------------------------------------------------
          B                      $9.67                  $9.65
--------------------------------------------------------------------------------
          C                      $9.67                  $9.65
--------------------------------------------------------------------------------
          C2                     $9.67                  $9.65
--------------------------------------------------------------------------------
          Y                      $9.66                  $9.64
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-2/28/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                        Investment          Short-Term         Long-Term
        Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.0820               $--               $--
--------------------------------------------------------------------------------
          B             $0.0329               $--               $--
--------------------------------------------------------------------------------
          C             $0.0695               $--               $--
--------------------------------------------------------------------------------
          C2            $0.0733               $--               $--
--------------------------------------------------------------------------------
          Y             $0.0957               $--               $--
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One-to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      Net Asset          Public Offering
Period                Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)              3.17%               2.89%
5 Years               4.62                4.09
1 Year                1.35               -1.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      0.98%              0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
7/31/2004                     $  9,750               $ 10,000
2/28/2005                     $  9,816               $ 10,062
2/28/2006                     $  9,986               $ 10,294
2/28/2007                     $ 10,438               $ 10,810
2/29/2008                     $ 10,960               $ 11,732
2/28/2009                     $ 10,504               $ 12,009
2/28/2010                     $ 11,774               $ 12,581
2/28/2011                     $ 12,264               $ 12,830
2/29/2012                     $ 12,552               $ 13,055
2/28/2013                     $ 12,992               $ 13,194
2/28/2014                     $ 13,168               $ 13,301

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)              2.25%               2.25%
5 Years               3.68                3.68
1 Year                0.38               -1.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      2.02%              1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
7/31/2004                     $ 10,000               $ 10,000
2/28/2005                     $ 10,031               $ 10,062
2/28/2006                     $ 10,121               $ 10,294
2/28/2007                     $ 10,489               $ 10,810
2/29/2008                     $ 10,905               $ 11,732
2/28/2009                     $ 10,355               $ 12,009
2/28/2010                     $ 11,516               $ 12,581
2/28/2011                     $ 11,877               $ 12,830
2/29/2012                     $ 12,047               $ 13,055
2/28/2013                     $ 12,359               $ 13,194
2/28/2014                     $ 12,406               $ 13,301

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)              2.38%              2.38%
5 Years               3.87               3.87
1 Year                0.88               0.88
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      1.54%              1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
7/31/2004                     $ 10,000               $ 10,000
2/28/2005                     $ 10,042               $ 10,062
2/28/2006                     $ 10,110               $ 10,294
2/28/2007                     $ 10,486               $ 10,810
2/29/2008                     $ 10,920               $ 11,732
2/28/2009                     $ 10,379               $ 12,009
2/28/2010                     $ 11,537               $ 12,581
2/28/2011                     $ 11,925               $ 12,830
2/29/2012                     $ 12,102               $ 13,055
2/28/2013                     $ 12,440               $ 13,194
2/28/2014                     $ 12,549               $ 13,301

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 13

Performance Update | 2/28/14                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)              2.39%              2.39%
5 Years               3.90               3.90
1 Year                1.02               1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      1.51%              1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
7/31/2004                      $ 10,000              $ 10,000
2/28/2005                      $ 10,042              $ 10,062
2/28/2006                      $ 10,110              $ 10,294
2/28/2007                      $ 10,486              $ 10,810
2/29/2008                      $ 10,920              $ 11,732
2/28/2009                      $ 10,379              $ 12,009
2/28/2010                      $ 11,537              $ 12,581
2/28/2011                      $ 11,925              $ 12,830
2/29/2012                      $ 12,102              $ 13,055
2/28/2013                      $ 12,440              $ 13,194
2/28/2014                      $ 12,568              $ 13,301

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C2 shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                      If                 If
Period                Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)              3.50%              3.50%
5 Years               4.97               4.97
1 Year                1.64               1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

 0.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
7/31/2004                     $ 5,000,000            $ 5,000,000
2/28/2005                     $ 5,057,307            $ 5,031,162
2/28/2006                     $ 5,156,324            $ 5,146,787
2/28/2007                     $ 5,414,585            $ 5,404,881
2/29/2008                     $ 5,701,140            $ 5,865,962
2/28/2009                     $ 5,471,510            $ 6,004,495
2/28/2010                     $ 6,157,941            $ 6,290,306
2/28/2011                     $ 6,436,466            $ 6,415,007
2/29/2012                     $ 6,604,899            $ 6,527,462
2/28/2013                     $ 6,859,139            $ 6,596,892
2/28/2014                     $ 6,972,051            $ 6,650,632

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C         C2         Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account            $1,010.60   $1,005.50  $1,008.30  $1,009.70  $1,012.00
Value (after expenses)
on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid             $    3.84   $    8.95  $    5.23  $    4.98  $    2.74
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, 1.80%, 1.05%, 1.00%, and 0.55% for classes A, B C, C2, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                   A          B           C         C2          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account            $1,020.98   $1,015.87  $1,019.59  $1,019.84  $1,022.07
Value (after expenses)
on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid             $    3.86   $    9.00  $    5.26  $    5.01  $    2.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, 1.80%, 1.05%, 1.00%, and 0.55% for classes A, B C, C2, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 17

Schedule of Investments | 2/28/14 (unaudited)

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 0.1%
                                             INSURANCE -- 0.1%
                                             Reinsurance -- 0.1%
       112,497          0.00         NR/NR   Altair Re, Floating Rate Note,
                                             4/30/16 (Cat Bond) (c)                      $    124,950
       210,000           N/A         NR/NR   Altair Re, Floating Rate Note,
                                             6/30/16 (Cat Bond) (c)                           212,394
       150,000                       NR/NR   Pangaea Re, 10/1/15 (Cat
                                             Bond) (c) (e)                                    163,929
                                                                                         ------------
                                                                                         $    501,273
                                                                                         ------------
                                             Total Insurance                             $    501,273
-----------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $471,762)                             $    501,273
-----------------------------------------------------------------------------------------------------
                                             ASSET BACKED
                                             SECURITIES -- 17.2%
                                             MATERIALS -- 0.0%+
                                             Steel -- 0.0%+
       240,000          0.56        CCC/A3   Accredited Mortgage Loan Trust
                                             2005-2, Floating Rate Note, 7/25/35         $    230,342
                                                                                         ------------
                                             Total Materials                             $    230,342
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Railroads -- 0.1%
       508,053                        A/NR   Trinity Rail Leasing LP, 2.266%,
                                             1/15/43 (144A)                              $    499,985
-----------------------------------------------------------------------------------------------------
                                             Marine Ports & Services -- 0.1%
       666,352                        A/NR   Global Container Assets 2013-1,
                                             Ltd., 2.2%, 11/5/28 (144A)                  $    667,900
                                                                                         ------------
                                             Total Transportation                        $  1,167,885
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Automobile Manufacturers -- 0.1%
       237,093          1.15        AA-/NR   Hyundai Capital Auto Funding VIII,
                                             Ltd., Floating Rate Note,
                                             9/20/16 (144A)                              $    235,671
       600,000          0.36       AAA/Aaa   Volkswagen Auto Lease Trust,
                                             Floating Rate Note, 10/20/16                     600,028
                                                                                         ------------
                                                                                         $    835,699
                                                                                         ------------
                                             Total Automobiles & Components              $    835,699
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
       184,525                        A/NR   Westgate Resorts 2012-2 LLC,
                                             3.0%, 1/20/25 (144A)                        $    185,560
       216,493                       NR/NR   Westgate Resorts 2012-A LLC,
                                             2.25%, 8/20/25 (144A)                            216,460

The accompanying notes are an integral part of these financial statements.

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise
                                             Lines -- (continued)
       300,851                       NR/NR   Westgate Resorts 2012-A LLC,
                                             3.75%, 8/20/25 (144A)                       $    297,928
       153,449                        A/NR   Westgate Resorts LLC, 2.5%,
                                             3/20/25 (144A)                                   153,797
                                                                                         ------------
                                                                                         $    853,745
                                                                                         ------------
                                             Total Consumer Services                     $    853,745
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Automotive Retail -- 0.3%
       166,667                      NR/Aaa   Avis Budget Rental Car Funding
                                             AESOP LLC, 2.09%, 4/20/15 (144A)            $    166,932
       568,957                      AAA/NR   CarMax Auto Owner Trust 2012-1,
                                             0.89%, 9/15/16                                   570,627
       332,580                      AAA/NR   Ford Credit Auto Owner Trust 2013-C,
                                             0.55%, 4/15/16                                   332,931
       458,624                     AAA/Aaa   Harley-Davidson Motorcycle Trust
                                             2012-1, 0.68%, 4/15/17                           459,093
                                                                                         ------------
                                                                                         $  1,529,583
                                                                                         ------------
                                             Total Retailing                             $  1,529,583
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 11.1%
                                             Thrifts & Mortgage Finance -- 11.1%
        66,255          0.34       BB+/Ba3   ACE Securities Corp. Home Equity
                                             Loan Trust Series 2006-ASAP2,
                                             Floating Rate Note, 3/25/36                 $     64,550
        86,603          6.50      BB+/Baa2   ACE Securities Corp. Manufactured
                                             Housing Trust Series 2003-MH1,
                                             Floating Rate Note, 8/15/30 (144A)                86,740
       321,093          0.43      BB+/Baa3   Aegis Asset Backed Securities Trust
                                             2005-5, Floating Rate Note, 12/25/35             300,906
       568,254          0.88       AAA/Aaa   Aegis Asset Backed Securities Trust
                                             Mortgage Pass- Through Ctfs Series
                                             2004-3, Floating Rate Note, 9/25/34              556,064
       185,016          1.26       AAA/Aaa   Aegis Asset Backed Securities Trust
                                             Mortgage Pass- Through Ctfs Series
                                             2004-3, Floating Rate Note, 9/25/34              182,759
       163,170          0.53       A+/Baa1   Aegis Asset Backed Securities Trust
                                             Mortgage Pass-Through Ctfs Ser
                                             2005-4, Floating Rate Note, 10/25/35             159,140
       763,031          0.49         A+/A1   Ameriquest Mortgage Securities,
                                             Inc., Asset Backed Pass-Through Ctfs
                                             Series 2005-R11, Floating Rate
                                             Note, 1/25/36                                    746,739
       110,878          3.91        A/Baa1   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 03-AR3, Floating Rate
                                             Note, 6/25/33                                    114,704

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 19

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       702,275          0.90        AA+/A2   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 2003-11, Floating Rate
                                             Note, 12/25/33                              $    677,052
       264,364          0.76       AA+/Aa1   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 2004-R11, Floating Rate
                                             Note, 11/25/34                                   261,814
       396,487          0.61        AA+/A3   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 2005-R1, Floating Rate
                                             Note, 3/25/35                                    390,586
        51,945          0.36       AA+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 2005-R6, Floating Rate
                                             Note, 8/25/35                                     51,468
       567,500                      A+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                             Asset-Backed Pass-Through Ctfs
                                             Series 2005-R9, 4.627277%,
                                             11/25/35 (Step)                                  566,600
       221,061          0.71      BBB+/Aaa   AMRESCO Residential Securities Corp
                                             Mortgage Loan Trust 1997-3, Floating
                                             Rate Note, 9/25/27                               210,347
       274,730          0.70        AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                             Rate Note, 3/15/20 (144A)                        275,244
       260,000                      AAA/NR   ARI Fleet Lease Trust 2013-A, 0.7%,
                                             12/15/15 (144A)                                  260,101
       315,497                       NR/NR   Ascentium Equipment Receivables
                                             LLC, 1.83%, 9/15/19 (144A)                       315,361
       834,580          3.68          A/A3   Asset Backed Securities Corp Home
                                             Equity Loan Trust Series 2003-HE1,
                                             Floating Rate Note, 1/15/33                      854,001
       147,918          0.86     BBB+/Baa3   Asset Backed Securities Corp Home
                                             Equity Loan Trust Series 2005-HE3,
                                             Floating Rate Note, 4/25/35                      145,210
        68,734          0.36        BB/Ba3   Asset Backed Securities Corp Home
                                             Equity Loan Trust Series AEG 2006-HE1,
                                             Floating Rate Note, 1/25/36                       65,317
       232,391          0.78       AAA/Aaa   Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 5/28/44                      231,154
       208,054          0.74       AAA/Aaa   Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 8/28/44                      207,573
       274,763          4.91        AA+/NR   Bayview Financial Asset Trust 2003-A,
                                             Floating Rate Note, 2/25/33 (144A)               278,244
       750,000          0.65       A+/Baa3   Bayview Financial Mortgage
                                             Pass-Through Trust 2005-C, Floating
                                             Rate Note, 6/28/44                               718,475

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       308,494          0.50       AAA/Aaa   Bayview Financial Mortgage
                                             Pass-Through Trust 2006-A, Floating
                                             Rate Note, 2/28/41                          $    306,396
       408,477          0.45        AA+/A1   Bayview Financial Mortgage
                                             Pass-Through Trust 2006-B, Floating
                                             Rate Note, 4/28/36                               393,284
        57,236          0.42        AA+/A1   Bayview Financial Mortgage
                                             Pass-Through Trust 2006-B, Floating
                                             Rate Note, 4/28/36                                55,074
       425,000          0.60        AA/Aa2   Bayview Financial Mortgage
                                             Pass-Through Trust Series 2005-B,
                                             Floating Rate Note, 4/28/39                      416,627
       146,645                       NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28               148,707
       702,656          0.66        A+/Ba1   Bear Stearns Asset Backed Securities I
                                             Trust 2005-FR1, Floating Rate
                                             Note, 6/25/35                                    688,226
        97,460          0.64        AA+/A3   Bear Stearns Asset Backed Securities I
                                             Trust 2005-HE6, Floating Rate
                                             Note, 6/25/35                                     96,606
       232,987          0.66        AA+/NR   Bear Stearns Asset Backed Securities I
                                             Trust 2005-HE8, Floating Rate
                                             Note, 8/25/35                                    232,293
       322,443          4.61       AA+/Ba2   Bear Stearns Asset Backed Securities
                                             Trust 2003-SD2, Floating Rate
                                             Note, 6/25/43                                    319,125
        77,128          1.36        AAA/NR   Bear Stearns Asset Backed Securities
                                             Trust 2004-2, Floating Rate
                                             Note, 8/25/34                                     75,538
       279,819          0.65         A+/NR   Bear Stearns Asset Backed Securities
                                             Trust 2006-SD2, Floating Rate
                                             Note, 6/25/36                                    275,213
       423,825          0.91        AAA/A3   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 2/25/35               421,859
       274,952          1.16        BBB/A1   Bear Stearns Structured Products
                                             Trust 2007-EMX1, Floating Rate
                                             Note, 3/25/37 (144A)                             267,971
        15,690                       NR/NR   Bush Truck Leasing LLC, 5.0%,
                                             9/25/18 (144A)                                    15,624
       627,360                       NR/NR   CAM Mortgage Trust, 3.3515%,
                                             12/15/53 (Step) (144A)                           627,360
       516,196          0.89         AA/A3   Carrington Mortgage Loan Trust
                                             Series 2005-NC1, Floating Rate
                                             Note, 2/25/35                                    515,449
     1,224,753          0.34       BB+/Ba2   Carrington Mortgage Loan Trust
                                             Series 2006-OPT1, Floating Rate
                                             Note, 2/25/36                                  1,153,051
       473,148          0.78        AA-/A2   CDC Mortgage Capital Trust 2002-HE1,
                                             Floating Rate Note, 1/25/33                      457,490

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 21

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       138,075          0.70        AAA/A3   Chase Funding Trust Series 2003-3,
                                             Floating Rate Note, 4/25/33                 $    135,719
       455,168          0.36        A/Baa1   Citigroup Mortgage Loan Trust
                                             2006-SHL1, Floating Rate Note,
                                             11/25/45 (144A)                                  436,933
        78,176          1.18       BBB-/B1   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 11/25/34                      72,437
       898,265          1.65        AAA/A3   Conseco Finance Home Equity Loan
                                             Trust 2002-C, Floating Rate
                                             Note, 5/15/32                                    877,852
        97,441          0.53        AA+/A1   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 1/25/36                       95,643
       154,243          0.55       AAA/Aa3   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/34                     149,290
       117,158          0.75        BBB/NR   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 11/25/35 (144A)              114,679
        69,608          5.15       BB+/Ba2   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 2/25/33                       70,374
       346,796          5.07       BB+/Ba2   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 2/25/36                      353,794
       384,528          1.06         A+/A3   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 5/25/35                      380,426
       192,323          0.98       A+/Baa1   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 5/25/36                      191,000
        77,013          0.34         B-/B2   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 6/25/36                       73,306
       344,810          0.60         A+/A3   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 7/25/35                      344,455
       645,889          0.71        AAA/NR   Countrywide Asset-Backed Certificates,
                                             Floating Rate Note, 9/25/34 (144A)               610,429
       214,583                        A/NR   Cronos Containers Program, Ltd.,
                                             3.81%, 9/18/27 (144A)                            216,713
        82,299                       AA/NR   Direct Capital Funding V LLC, 1.673%,
                                             12/20/17 (144A)                                   82,299
       750,000                      BBB/NR   Direct Capital Funding V LLC, 4.83%,
                                             11/20/20 (144A)                                  751,688
       539,480          1.06       B-/Caa3   Ellington Loan Acquisition Trust
                                             2007-1, Floating Rate Note,
                                             5/28/37 (144A)                                   525,276
       450,298          0.90       AAA/Aaa   Equity One Mortgage Pass-Through
                                             Trust 2003-1, Floating Rate
                                             Note, 8/25/33                                    436,123
       460,229          4.14       AAA/Aaa   Equity One Mortgage Pass-Through
                                             Trust 2004-1, Floating Rate
                                             Note, 4/25/34                                    471,325

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       486,710          4.62       AAA/Aa1   Equity One Mortgage Pass-Through
                                             Trust 2004-2, Floating Rate
                                             Note, 7/25/34                               $    497,165
       215,794          0.48        AA+/A1   Equity One Mortgage Pass-Through
                                             Trust 2004-3, Floating Rate
                                             Note, 7/25/34                                    183,566
       517,135          2.16         NR/NR   Fannie Mae Connecticut Avenue
                                             Securities, Floating Rate
                                             Note, 10/25/23                                   523,633
       212,251          0.46        NR/Aaa   FHLMC Structured Pass Through
                                             Securities, Floating Rate
                                             Note, 12/25/29                                   206,949
       157,694          1.24        BB+/B1   Fieldstone Mortgage Investment Trust
                                             Series 2005-1, Floating Rate
                                             Note, 3/25/35                                    152,789
       386,211          1.66       BBB/Ba3   First Franklin Mortgage Loan Trust
                                             2002-FFA, Floating Rate Note, 9/25/32            372,891
       484,385          1.46         B+/B2   First Franklin Mortgage Loan Trust
                                             2003-FFC, Floating Rate Note, 11/25/32           470,708
       453,752          0.67       NR/Baa1   First Franklin Mortgage Loan Trust
                                             2005-FFH3, Floating Rate
                                             Note, 9/25/35                                    444,087
       100,390                      AAA/NR   First Investors Auto Owner Trust
                                             2012-2, 1.47%, 5/15/18 (144A)                    100,908
       200,000                        A/NR   First Investors Auto Owner Trust
                                             2013-1, 2.02%, 1/15/19 (144A)                    197,383
       131,331                      AAA/NR   First Investors Auto Owner Trust
                                             2013-2, 1.23%, 3/15/19 (144A)                    131,742
     1,863,905          0.56       AA+/Aa2   First NLC Trust 2005-2, Floating
                                             Rate Note, 9/25/35                             1,824,417
        92,885          0.62        AA+/A3   Fremont Home Loan Trust 2005-2,
                                             Floating Rate Note, 6/25/35                       92,678
       200,000                      NR/Aaa   GE Equipment Small Ticket LLC Series
                                             2013-1, 0.73%, 1/25/16 (144A)                    200,295
       480,000                      NR/Aaa   GE Equipment Transportation LLC
                                             Series 2013-2, 0.61%, 6/24/16                    480,361
       627,717                       NR/NR   GMAT 2013-1 Trust, 3.9669%,
                                             8/25/53 (Step)                                   626,586
       264,906          0.83         A+/NR   GreenPoint Mortgage Funding Trust
                                             2005-HE1, Floating Rate Note, 9/25/34            260,721
        84,274          0.60        A+/Ba3   GreenPoint Mortgage Funding Trust
                                             2005-HE4, Floating Rate Note, 7/25/30             83,751
       261,743          0.41         B+/B3   GSAA Home Equity Trust 2005-11,
                                             Floating Rate Note, 10/25/35                     261,847
       377,878          0.59      BBB+/Ba3   GSAA Trust, Floating Rate Note, 6/25/35          357,081
       340,694          0.88       AAA/Aaa   GSAMP Trust 2004-HE2, Floating
                                             Rate Note, 9/25/34                               322,758

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 23

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       157,318          0.91       AA+/Ba1   GSAMP Trust 2005-HE1, Floating
                                             Rate Note, 12/25/34                         $    154,542
        36,303          0.80        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                             Rate Note, 3/25/35                                35,969
       663,983          0.46          A/NR   GSAMP Trust 2006-SEA1, Floating
                                             Rate Note, 5/25/36 (144A)                        649,606
       271,875          1.51     BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                             Floating Rate Note, 6/25/33                      260,144
       209,080          0.46        AA+/A3   GSRPM Mortgage Loan Trust 2006-1,
                                             Floating Rate Note, 3/25/35 (144A)               202,561
       225,545          0.46       A+/Baa1   GSRPM Mortgage Loan Trust 2006-2,
                                             Floating Rate Note, 9/25/36 (144A)               211,542
     1,045,000                      AAA/NR   HLSS Servicer Advance Receivables
                                             Trust, 1.4953%, 1/16/46 (144A)                 1,042,910
       250,000                       AA/NR   HLSS Servicer Advance Receivables
                                             Trust, 1.7436%, 1/16/46 (144A)                   249,250
       350,000                      BBB/NR   HLSS Servicer Advance Receivables
                                             Trust, 4.94%, 10/15/45 (144A)                    358,330
        44,866          0.82         AA/A1   Home Equity Asset Trust 2005-3,
                                             Floating Rate Note, 8/25/35                       44,772
         2,966          0.34       BBB+/A1   Home Equity Asset Trust 2006-3,
                                             Floating Rate Note, 7/25/36                        2,964
        88,929          0.33        BB+/A2   Home Equity Asset Trust 2006-4,
                                             Floating Rate Note, 8/25/36                       86,846
       668,536          0.27       CCC/Ba1   Home Equity Asset Trust 2006-8,
                                             Floating Rate Note, 3/25/37                      654,540
       315,599                      BB+/B1   Home Equity Mortgage Trust, 5.821%,
                                             4/25/35 (Step)                                   315,347
       673,685          1.30        NR/Ba1   Home Equity Mortgage Trust, Floating
                                             Rate Note, 7/25/35                               661,137
       117,856                     A+/Baa1   Home Loan Trust 2003-HI1, 5.27%,
                                             4/25/28 (Step)                                   122,392
       295,075          0.58       NR/Baa1   HomeBanc Mortgage Trust 2005-2,
                                             Floating Rate Note, 5/25/25                      288,829
       503,285                       NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                             5/15/18 (144A)                                   503,914
       326,278          0.57       AA+/Aa1   HSBC Home Equity Loan Trust 2005-3,
                                             Floating Rate Note, 1/20/35                      323,872
     1,005,000          0.39       AAA/Aa1   HSBC Home Equity Loan Trust USA
                                             2006-3, Floating Rate Note, 3/20/36              975,104
       750,000          2.00         NR/A2   Invitation Homes 2013-SFR1 Trust,
                                             Floating Rate Note, 12/17/15                     748,156
       183,401                     NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                             5.32%, 6/25/35 (Step)                            179,366
       338,504          1.66         A+/A3   Irwin Whole Loan Home Equity Trust
                                             2003-C, Floating Rate Note, 6/25/28              333,942

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       164,233          3.16        A/Baa2   Irwin Whole Loan Home Equity Trust
                                             2003-C, Floating Rate Note, 6/25/28         $    164,855
       248,855          4.66       BBB/Ba2   Irwin Whole Loan Home Equity Trust
                                             2003-D, Floating Rate Note, 11/25/28             242,945
        60,876          0.50         BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                             Floating Rate Note, 2/25/36                       59,121
       195,000                      NR/Aaa   Leaf Receivables Funding 8 LLC,
                                             1.55%, 11/15/17 (144A)                           196,211
     1,128,220          0.60        AAA/A2   Lehman ABS Manufactured Housing
                                             Contract Trust 2002-A, Floating Rate
                                             Note, 6/15/33                                  1,093,454
       253,744          0.41        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                   225,119
       374,584          2.41         A+/A3   Madison Avenue Manufactured
                                             Housing Contract Trust 2002-A,
                                             Floating Rate Note, 3/25/32                      374,196
       536,431                      BBB/NR   Marriott Vacation Club Owner Trust
                                             2012-1, 3.5%, 5/20/30 (144A)                     550,408
       752,365          0.62       AAA/Aa2   Morgan Stanley ABS Capital I Inc
                                             Trust 2004-SD3, Floating Rate Note,
                                             6/25/34 (144A)                                   745,672
       465,473          0.89      AA-/Baa3   Morgan Stanley ABS Capital I Inc
                                             Trust 2005-WMC5, Floating Rate
                                             Note, 6/25/35                                    460,387
       389,040          0.79         AA/A3   Morgan Stanley ABS Capital I, Inc.
                                             Trust 2005-NC2, Floating Rate
                                             Note, 3/25/35                                    384,480
       508,385          0.48       A+/Baa1   Morgan Stanley Home Equity Loan
                                             Trust 2005-4, Floating Rate
                                             Note, 9/25/35                                    490,802
       396,100          0.66        AAA/NR   Motor 2013-1 Plc, Floating Rate
                                             Note, 2/25/21 (144A)                             395,969
       550,000                      AAA/NR   Nationstar Agency Advance Funding
                                             Trust 2013-T1A, 0.997%,
                                             2/15/45 (144A)                                   548,608
       464,000                      AAA/NR   Nationstar Mortgage Advance Receivables
                                             Trust 2013-T2, 1.679%, 6/20/46 (144A)            458,974
       160,000                        A/NR   Nationstar Mortgage Advance Receivables
                                             Trust 2013-T2, 2.19%, 6/20/46 (144A)             159,619
       334,713          0.86       AAA/Aaa   New Century Home Equity Loan Trust
                                             2005-1, Floating Rate Note, 3/25/35              326,847
        82,787          0.42        NR/Aaa   New Century Home Equity Loan Trust
                                             2005-2, Floating Rate Note, 6/25/35               82,704
        71,570          0.43       AAA/Aa2   New Century Home Equity Loan Trust
                                             2005-4, Floating Rate Note, 9/25/35               71,513

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 25

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       312,929          0.92       BBB/Ba2   NovaStar Mortgage Funding Trust Series
                                             2003-1, Floating Rate Note, 5/25/33         $    290,052
       560,000          1.73      AA-/Baa1   NovaStar Mortgage Funding Trust Series
                                             2004-3, Floating Rate Note, 12/25/34             520,793
     1,457,000          1.81         AA/A1   NovaStar Mortgage Funding Trust Series
                                             2004-4, Floating Rate Note, 3/25/35            1,436,990
       513,769          0.42       AA+/Aa3   Option One Mortgage Loan Trust 2005-4
                                             Asset-Backed Certificates Series
                                             2005-4, Floating Rate Note, 11/25/35             504,149
       350,610          1.28       NR/Baa1   Option One Woodbridge Loan Trust
                                             2002-1, Floating Rate Note,
                                             9/25/14 (144A)                                   345,832
       240,772          5.46       AAA/Aa3   Origen Manufactured Housing Contract
                                             Trust 2004-B, Floating Rate Note,
                                             11/15/35                                         248,743
       163,532                       NR/A2   Oxford Finance Funding Trust 2012-1,
                                             3.9%, 3/15/17 (144A)                             164,963
       660,000          1.28       A+/Baa1   Park Place Securities Inc Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-MHQ, Floating Rate Note,
                                             12/25/34                                         644,266
       183,851          1.09        AA+/A3   Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2004-WCW2, Floating Rate Note,
                                             10/25/34                                         183,795
       533,095          0.53     BBB+/Baa2   Park Place Securities, Inc. Asset-Backed
                                             Pass-Through Certificates Series
                                             2005-WHQ4, Floating Rate Note,
                                             9/25/35                                          526,993
        33,856          0.91      AA+/Baa3   People's Choice Home Loan Securities
                                             Trust Series 2005-3, Floating Rate
                                             Note, 8/25/35                                     33,729
       700,000          0.85       AAA/Aaa   PFS Financing Corp., Floating Rate
                                             Note, 10/17/16 (144A)                            701,174
       750,000          0.75       AAA/Aaa   PFS Financing Corp., Floating Rate
                                             Note, 2/15/17 (144A)                             750,034
       502,368                     BB-/Ba1   Popular ABS Mortgage Pass-Through
                                             Trust 2004-4, 4.930136%,
                                             9/25/34 (Step)                                   498,459
     1,000,000                       NR/NR   Progreso Receivables Funding I LLC,
                                             4.0%, 7/9/18 (144A)                            1,002,500
     1,217,589          0.82         AA/A1   Quest Trust, Floating Rate Note,
                                             3/25/34 (144A)                                 1,183,952
       422,432          1.11         A+/A2   RAAC Series 2005-RP1 Trust, Floating
                                             Rate Note, 7/25/37 (144A)                        416,285
       434,848          0.81        AA/Aa2   RAAC Series 2005-RP2 Trust, Floating
                                             Rate Note, 6/25/35 (144A)                        430,575

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       500,235          0.41        B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                             Rate Note, 2/25/37 (144A)                   $    483,209
       675,612          5.06       AA+/Ba1   RAMP Series 2003-RS9 Trust, Floating
                                             Rate Note, 10/25/33                              662,769
        48,169          0.50         NR/A1   RAMP Series 2005-RS5 Trust, Floating
                                             Rate Note, 5/25/35                                47,869
       236,884          0.66        AA+/A1   RAMP Series 2005-RS6 Trust, Floating
                                             Rate Note, 6/25/35                               232,897
       204,473          0.42        AA+/A1   RAMP Series 2005-RZ4 Trust, Floating
                                             Rate Note, 11/25/35                              203,447
       961,179          0.32       BB+/Ba1   RAMP Series 2006-RZ3 Trust, Floating
                                             Rate Note, 8/25/36                               923,910
        21,646          0.64       AA+/Aa3   RASC Series 2005-EMX2 Trust, Floating
                                             Rate Note, 7/25/35                                21,241
       270,585          0.60        AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                             Rate Note, 8/25/35                               267,937
        98,902          0.38       BBB+/A3   RASC Series 2006-KS1 Trust, Floating
                                             Rate Note, 2/25/36                                97,952
       148,489          0.34        CCC/B2   RASC Series 2007-KS3 Trust, Floating
                                             Rate Note, 4/25/37                               145,654
       184,644          1.66        A/Baa3   RFSC Series 2004-RP1 Trust, Floating
                                             Rate Note, 11/25/42 (144A)                       183,731
       413,666          0.71         AA/A3   SASCO Mortgage Loan Trust 2005-GEL1,
                                             Floating Rate Note, 12/25/34                     401,909
       225,754          0.44       AAA/Aa1   SASCO Mortgage Loan Trust 2005-GEL2,
                                             Floating Rate Note, 4/25/35                      221,370
       204,974          2.63         A+/B2   SASCO Mortgage Pass-Through
                                             Certificates Series 2004-S4, Floating
                                             Rate Note, 12/25/34                              205,183
       471,000          0.62         A+/A3   Saxon Asset Securities Trust 2005-3,
                                             Floating Rate Note, 11/25/35                     448,381
       639,508          0.39       AA+/Aa1   Saxon Asset Securities Trust 2005-4,
                                             Floating Rate Note, 11/25/37                     623,496
       496,964          0.51         A+/A2   SBI Home Equity Loan Trust 2006-1,
                                             Floating Rate Note, 8/25/36 (144A)               481,313
       500,000          0.58        NR/Aaa   SMART Trust/Australia, Floating Rate
                                             Note, 1/14/17                                    500,049
       232,740          0.48        NR/Aaa   SMART Trust/Australia, Floating Rate
                                             Note, 6/14/15                                    232,773
       500,000          0.60        NR/Aaa   SMART Trust/Australia, Floating Rate
                                             Note, 9/14/16                                    499,412
       191,488                       AA/NR   SNAAC Auto Receivables Trust 2013-1,
                                             1.14%, 7/16/18 (144A)                            191,428
        52,546                       AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                             6/15/16 (144A)                                    52,585
       460,000                      BBB/NR   SNAAC Auto Receivables Trust, 4.38%,
                                             6/15/17 (144A)                                   469,723

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 27

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       125,940          0.94       AA/Baa3   Soundview Home Loan Trust 2005-3,
                                             Floating Rate Note, 6/25/35                 $    124,351
       277,986          0.42        BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                             Floating Rate Note, 12/25/35                     268,607
       790,207          0.46      BBB+/Ba2   Specialty Underwriting & Residential
                                             Finance Trust Series 2006-BC1,
                                             Floating Rate Note, 12/25/36                     746,500
       844,693                       NR/NR   Stanwich Mortgage Loan Trust, 2.9814%,
                                             2/16/43 (144A)                                   852,531
       336,952                        A/NR   STORE Master Funding LLC, 5.77%,
                                             8/20/42 (144A)                                   366,654
       712,588          1.61       NR/Baa1   Structured Agency Credit Risk Debt
                                             Notes, Floating Rate Note, 11/25/23              713,321
       719,331          0.64          A/A3   Structured Asset Investment Loan Trust
                                             2005-6, Floating Rate Note, 7/25/35              689,283
       107,020          0.52       AA+/Aa2   Structured Asset Securities Corp.
                                             Mortgage Loan Trust 2005-WF4,
                                             Floating Rate Note, 11/25/35                     106,580
        58,020          0.27       BBB+/A3   Structured Asset Securities Corp.
                                             Mortgage Loan Trust 2006-BC4,
                                             Floating Rate Note, 12/25/36                      57,864
     1,033,041                       A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                             9/20/29 (144A)                                 1,036,160
       163,213          1.10        AA+/A1   Terwin Mortgage Trust Series
                                             TMTS 2003-8HE, Floating Rate
                                             Note, 12/25/34                                   159,675
       199,992          0.61        AA+/A2   Terwin Mortgage Trust Series
                                             TMTS 2005-10HE, Floating Rate
                                             Note, 6/25/36                                    194,190
       136,364                      AA-/A2   Terwin Mortgage Trust Series
                                             TMTS 2005-14HE, 4.8492%,
                                             8/25/36 (Step)                                   141,057
       425,000          2.55       AAA/Aaa   Trafigura Securitisation Finance Plc,
                                             Floating Rate Note, 10/15/15 (144A)              431,630
       750,000                      AA+/NR   United Auto Credit Securitization
                                             Trust 2012-1, 1.87%, 9/15/15 (144A)              750,083
       825,000                       AA/NR   United Auto Credit Securitization
                                             Trust 2013-1, 1.74%, 4/15/16 (144A)              824,640
       197,968          0.90        AA+/A2   Wachovia Mortgage Loan Trust
                                             Series 2005-WMC1, Floating Rate
                                             Note, 10/25/35                                   194,891
        85,667          0.57        AA+/NR   Wells Fargo Home Equity Asset-Backed
                                             Securities 2005-3 Trust, Floating
                                             Rate Note, 12/25/35                               84,243

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       298,084          0.66        AA/Ba2   WMC Mortgage Loan Trust 1998-B,
                                             Floating Rate Note, 10/20/29                $    287,305
                                                                                         ------------
                                                                                         $ 69,317,125
                                                                                         ------------
                                             Total Banks                                 $ 69,317,125
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.2%
                                             Other Diversified Financial
                                             Services -- 2.7%
     1,500,000          1.22        NR/Aaa   Ally Master Owner Trust, Floating Rate
                                             Note, 8/15/17                               $  1,513,534
     1,100,000                      AAA/NR   American Express Credit Account
                                             Master Trust, 0.59%, 5/15/18                   1,101,398
       399,955                       NR/NR   AXIS Equipment Finance Receivables II
                                             LLC, 3.81%, 12/20/16                             400,155
       209,809                      NR/Aaa   BMW Vehicle Lease Trust 2013-1,
                                             0.4%, 1/20/15                                    209,802
        23,630                      NR/Aaa   BMW Vehicle Owner Trust 2011-A,
                                             0.76%, 8/25/15                                    23,662
       413,000                       A/Aa3   Capital Auto Receivables Asset Trust/
                                             Ally, 1.74%, 10/22/18                            411,113
       125,000                    BBB/Baa1   Capital Auto Receivables Asset Trust/
                                             Ally, 2.19%, 9/20/21                             123,756
       425,000          0.75        NR/Aaa   CNH Wholesale Master Note Trust,
                                             Floating Rate Note, 8/15/19 (144A)               425,526
       658,313                       A+/NR   Diamond Resorts Owner Trust 2013-2,
                                             2.62%, 3/1/24                                    657,439
       211,809                      AA+/NR   DT Auto Owner Trust 2011-1, 4.89%,
                                             1/17/17 (144A)                                   212,197
       629,000                       AA/NR   DT Auto Owner Trust 2013-1, 1.67%,
                                             2/15/19 (144A)                                   632,613
       206,720          0.52       AA+/Aa1   GE Business Loan Trust 2003-2,
                                             Floating Rate Note, 11/15/31 (144A)              197,911
       300,102          0.44        AA/Aa2   GE Business Loan Trust 2004-1,
                                             Floating Rate Note, 5/15/32 (144A)               288,085
       704,816          0.33         A/Aa3   GE Business Loan Trust 2006-2,
                                             Floating Rate Note, 11/15/34 (144A)              646,742
       330,000          0.85       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                             Rate Note, 2/15/17 (144A)                        331,356
       500,000          1.00       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                             Rate Note, 5/15/19 (144A)                        500,230
       300,000          0.85       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                             Rate Note, 6/15/17 (144A)                        301,326
       649,366          0.62       AAA/Aaa   Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 1/25/35                      643,084
       350,000                     AAA/Aaa   Honda Auto Receivables 2011-2
                                             Owner Trust, 1.55%, 8/18/17                      352,146

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 29

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
       307,800                      AAA/NR   Honda Auto Receivables 2012-2 Owner
                                             Trust, 0.7%, 2/16/16                        $    308,416
       259,798                      AAA/NR   Honda Auto Receivables 2013-1 Owner
                                             Trust, 0.35%, 6/22/15                            259,795
       226,415          0.31       BB/Baa3   JP Morgan Mortgage Acquisition Trust
                                             2006-ACC1, Floating Rate Note,
                                             5/25/36                                          221,341
        13,752          0.53       AA+/Aa3   Mastr Asset Backed Securities Trust
                                             2005-WF1, Floating Rate Note, 6/25/35             13,594
        90,651          0.83        AA+/A3   Mastr Asset Backed Securities Trust
                                             2005-WMC1, Floating Rate Note,
                                             3/25/35                                           90,185
       813,210          0.39      BB+/Baa2   Mastr Asset Backed Securities Trust
                                             2006-AB1, Floating Rate Note, 2/25/36            795,564
       294,205          0.35        B-/Ba3   Mastr Asset Backed Securities Trust
                                             2006-NC1, Floating Rate Note, 1/25/36            287,560
       366,380          0.46          A/NR   Mastr Specialized Loan Trust, Floating
                                             Rate Note, 1/25/36 (144A)                        343,310
       510,000          0.83        NR/Aaa   Navistar Financial Dealer Note Master
                                             Trust, Floating Rate Note, 1/25/18
                                             (144A)                                           510,094
       650,000                     NR/Baa2   Navitas Equipment Receivables LLC
                                             2013-1, 3.63%, 2/15/17                           650,283
       250,000          0.72       AAA/Aaa   Penarth Master Issuer Plc, Floating
                                             Rate Note, 3/18/14 (144A)                        250,080
       117,678          0.92         A+/B2   SACO I Trust 2005-8, Floating Rate
                                             Note, 11/25/35                                   116,861
       599,003                       A+/NR   Sierra Timeshare 2012-2 Receivables
                                             Funding LLC, 2.38%, 3/20/29 (144A)               606,705
       663,236                       A+/NR   Sierra Timeshare 2012-3 Receivables
                                             Funding LLC, 1.87%, 8/20/29 (144A)               667,358
        87,375                      BBB/NR   Sierra Timeshare 2013-1 Receivables
                                             Funding LLC, 2.39%, 11/20/29 (144A)               87,778
       109,897                      BBB/NR   Sierra Timeshare 2013-2 Receivables
                                             Funding LLC, 2.92%, 11/20/25                     111,275
     1,200,000                        A/NR   Springleaf Funding Trust 2013-A,
                                             2.58%, 9/15/21 (144A)                          1,205,647
       490,000                       A-/NR   Textainer Marine Containers, Ltd.,
                                             4.21%, 4/15/27 (144A)                            491,568
       375,000          0.40       A-/Baa1   Textainer Marine Containers, Ltd.,
                                             Floating Rate Note, 5/15/20 (144A)               373,458
       750,000           N/A        AAA/NR   World Financial Network Credit Card
                                             Master Trust, Floating Rate
                                             Note, 2/15/19                                    750,026
                                                                                         ------------
                                                                                         $ 17,112,973
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.4%
       338,990                      AAA/A3   Conseco Finance Corp., 7.55%,
                                             4/15/32 (Step)                              $    347,471
        23,797          6.69       AAA/Aaa   Conseco Finance Corp., Floating Rate
                                             Note, 11/15/32                                    23,848
       256,000          0.59        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 10/20/17                     256,573
       670,000          0.55        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 4/20/18                      671,903
       980,000          0.64        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 6/20/17                      982,886
       144,357                       NR/A2   Hercules Capital Funding Trust 2012-1,
                                             3.32%, 12/16/17 (144A)                           144,763
                                                                                         ------------
                                                                                         $  2,427,444
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 1.9%
       196,456                       AA/NR   American Credit Acceptance Receivables
                                             Trust 2013-2, 1.32%, 2/15/17 (144A)         $    196,579
       485,752                       AA/NR   American Credit Acceptance Receivables
                                             Trust 2014-1, 1.14%, 12/1/19 (144A)              485,942
       135,143                       A+/NR   American Credit Acceptance Receivables
                                             Trust, 1.64%, 11/15/16 (144A)                    135,223
       567,000                     AA+/Aaa   AmeriCredit Automobile Receivables
                                             Trust 2010-2, 6.24%, 6/8/16                      582,319
       100,000                      NR/Aaa   AmeriCredit Automobile Receivables
                                             Trust 2011-3, 4.04%, 7/10/17                     104,223
       500,000                       A+/NR   AmeriCredit Automobile Receivables
                                             Trust 2012-4, 3.82%, 2/10/20                     512,242
       150,000                       A+/NR   AmeriCredit Automobile Receivables
                                             Trust 2013-1, 1.57%, 1/8/19                      149,065
       500,000                     AAA/Aaa   AmeriCredit Automobile Receivables
                                             Trust 2013-4, 0.74%, 11/8/16                     500,726
       500,000                   BBB+/Baa1   AmeriCredit Automobile Receivables
                                             Trust 2013-4, 3.31%, 10/8/19                     509,822
       507,900          1.60        AAA/NR   Cabela's Master Credit Card Trust,
                                             Floating Rate Note, 1/16/18 (144A)               513,096
       158,190                      NR/Aa2   California Republic Auto Receivables
                                             Trust 2012-1, 1.18%, 8/15/17 (144A)              158,090
     1,000,000          0.24       AAA/Aaa   Capital One Multi-Asset Execution
                                             Trust, Floating Rate Note, 8/15/18               998,519
       700,000                     AAA/Aaa   Citibank Credit Card Issuance Trust,
                                             4.85%, 3/10/17                                   731,834
       369,000          0.40       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                             Floating Rate Note, 2/7/18                       369,595
       540,000          0.26       AAA/Aaa   Citibank Credit Card Issuance Trust,
                                             Floating Rate Note, 4/24/17                      539,937
       553,656                        A/A2   CPS Auto Receivables Trust 2013-A,
                                             1.89%, 6/15/20 (144A)                            551,256

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 31

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
       114,106                      AA-/A1   CPS Auto Receivables Trust 2013-B,
                                             1.82%, 9/15/20 (144A)                       $    113,309
     1,000,000                      AAA/NR   Credit Acceptance Auto Loan Trust
                                             2013-2, 1.5%, 4/15/21 (144A)                   1,002,103
       700,000          0.30       AAA/Aaa   Dryrock Issuance Trust, Floating Rate
                                             Note, 8/15/17                                    699,608
       210,417                        A/NR   Global SC Finance II SRL, 4.11%,
                                             7/19/27 (144A)                                   212,719
       240,000          0.42        NR/Aaa   Nissan Auto Lease Trust 2013-B,
                                             Floating Rate Note, 1/15/16                      240,216
       137,327                      NR/Aaa   Santander Drive Auto Receivables
                                             Trust 2011-2, 2.66%, 1/15/16                     137,914
       500,000                      AA/Aaa   Santander Drive Auto Receivables
                                             Trust 2012-1, 3.78%, 11/15/17                    516,167
       750,000                     AAA/Aaa   Santander Drive Auto Receivables
                                             Trust 2012-5, 0.83%, 12/15/16                    751,252
       125,000                       A/Aa1   Santander Drive Auto Receivables
                                             Trust 2012-5, 2.7%, 8/15/18                      128,934
       380,000          0.99       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                             Floating Rate Note, 4/27/26 (144A)               378,160
       415,000                      NR/Aaa   Volvo Financial Equipment LLC,
                                             0.54%, 11/15/16 (144A)                           414,999
                                                                                         ------------
                                                                                         $ 11,633,849
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.1%
       447,025          0.56          B/NR   Southern Pacific Secured Asset Corp.,
                                             Floating Rate Note, 3/25/28                 $    344,034
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.1%
       402,319          0.91       AAA/Aaa   Chesapeake Funding LLC, Floating
                                             Rate Note, 11/7/23 (144A)                   $    403,607
       176,404          0.61        NR/Aaa   Chesapeake Funding LLC, Floating
                                             Rate Note, 5/7/24 (144A)                         176,096
                                                                                         ------------
                                                                                         $    579,703
                                                                                         ------------
                                                 Total Diversified Financials            $ 32,098,003
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%+
                                             Real Estate Services -- 0.0%+
       138,896          0.35      BBB+/Ba2   HSI Asset Securitization Corp.
                                             Trust 2006-OPT1, Floating Rate
                                             Note, 12/25/35                              $    135,201
                                                                                         ------------
                                             Total Real Estate                           $    135,201
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.1%
                                             Independent Power Producers
                                             & Energy Traders -- 0.1%
       712,022                     AAA/Aaa   Centerpoint Energy Transition Bond
                                             Co II LLC, 5.17%, 8/1/19                    $    770,957
                                                                                         ------------
                                             Total Utilities                             $    770,957
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $106,831,756)                         $106,938,540
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 37.1%
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
       704,673                        A/NR   Welk Resorts 2013-A LLC, 3.1%,
                                             3/15/29 (144A)                              $    703,120
                                                                                         ------------
                                             Total Consumer Services                     $    703,120
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 20.5%
                                             Thrifts & Mortgage Finance -- 20.5%
       642,000                       NR/NR   A10 Securitization 2013-1 LLC,
                                             2.4%, 11/15/25 (144A)                       $    641,593
     1,085,000                       NR/NR   A10 Term Asset Financing 2013-2
                                             LLC, 2.62%, 11/15/27 (144A)                    1,086,692
       250,000          0.96       AA-/Aa1   ACA CLO 2006-2, Ltd., Floating
                                             Rate Note, 1/20/21 (144A)                        243,082
       299,507          0.94        AAA/A1   Adjustable Rate Mortgage Trust
                                             2005-2, Floating Rate Note, 6/25/35              293,515
       337,532          0.44       A+/Baa2   Adjustable Rate Mortgage Trust
                                             2005-5, Floating Rate Note, 9/25/35              310,180
       166,563          0.61        CCC/NR   Alternative Loan Trust 2003-14T1,
                                             Floating Rate Note, 8/25/18                      157,876
       234,877                      BB-/B2   Alternative Loan Trust 2003-J1,
                                             4.75%, 10/25/33                                  242,646
       200,469          0.61     BBB+/Baa1   Alternative Loan Trust 2004-18CB,
                                             Floating Rate Note, 9/25/34                      202,127
       289,949                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                             4.25%, 4/25/34                                   297,754
     1,322,801          0.60       A+/Baa3   Alternative Loan Trust 2005-J4,
                                             Floating Rate Note, 7/25/35                    1,274,581
       390,467                     AAA/Aaa   American Home Mortgage Investment
                                             Trust 2004-3, 5.01%, 10/25/34 (Step)             406,234
       225,890          2.33       AA+/Ba1   American Home Mortgage Investment
                                             Trust 2005-1, Floating Rate
                                             Note, 6/25/45                                    229,145
       873,216          0.46         AA/NR   ASG Resecuritization Trust 2010-3,
                                             Floating Rate Note, 12/28/45 (144A)              845,052
       229,287          0.61         NR/A3   Banc of America Alternative Loan
                                             Trust 2003-10, Floating Rate
                                             Note, 12/25/33                                   229,602

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 33

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       139,201                       NR/B3   Banc of America Alternative Loan
                                             Trust 2004-2, 5.5%, 3/25/19                 $    142,607
       193,290                       NR/B2   Banc of America Alternative Loan
                                             Trust 2004-4, 5.25%, 5/25/34                     196,115
       148,792                     BBB+/NR   Banc of America Funding 2003-3
                                             Trust, 5.5%, 10/25/33                            158,576
       620,358          0.51      AA+/Baa2   Banc of America Funding 2004-B
                                             Trust, Floating Rate Note, 12/20/34              602,289
       650,000          1.25        A-/Aaa   Banc of America Large Loan Trust
                                             2007-BMB1, Floating Rate Note,
                                             8/15/29 (144A)                                   645,726
       170,101          5.35       AAA/Aaa   Banc of America Merrill Lynch
                                             Commercial Mortgage, Inc., Floating
                                             Rate Note, 6/10/39                               170,427
       642,839          4.86       AAA/Aaa   Banc of America Merrill Lynch
                                             Commercial Mortgage, Inc., Floating
                                             Rate Note, 7/10/43                               665,524
       316,712          2.80         A-/NR   Banc of America Mortgage 2003-F
                                             Trust, Floating Rate Note, 7/25/33               325,881
     1,232,530          2.77       NR/Baa3   Banc of America Mortgage 2003-H
                                             Trust, Floating Rate Note, 9/25/33             1,215,437
        17,862                       B-/NR   Banc of America Mortgage Trust
                                             2004-7, 4.5%, 8/25/19                             18,163
     1,629,804                     NR/Caa2   Bayview Commercial Asset Trust,
                                             3.855%, 9/25/37 (Step) (144A) (d)                 97,788
     2,281,220                     NR/Caa2   Bayview Commercial Asset Trust,
                                             4.17207%, 7/25/37 (Step) (144A) (d)               34,218
       872,131          0.53       AAA/Aa2   Bayview Commercial Asset Trust,
                                             Floating Rate Note, 1/25/35 (144A)               801,235
       666,245                       NR/NR   Bayview Opportunity Master Fund
                                             Trust IIB LP, 3.9496%, 1/28/34 (Step)            666,553
     1,814,761          2.94         NR/NR   BCAP LLC 2009-RR13-I Trust, Floating
                                             Rate Note, 9/26/35 (144A)                      1,878,274
       432,696          2.38         NR/NR   BCAP LLC 2013-RR3 Trust, Floating
                                             Rate Note, 5/26/36 (144A)                        439,681
       464,309          1.00      AA+/Baa1   Bear Stearns ALT-A Trust 2004-11,
                                             Floating Rate Note, 11/25/34                     451,780
       726,856          0.86      AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                             Floating Rate Note, 1/25/35                      698,798
     1,253,421          1.00      AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                             Floating Rate Note, 1/25/35                    1,209,463
       235,388          0.86        AAA/A3   Bear Stearns ALT-A Trust 2004-12,
                                             Floating Rate Note, 1/25/35                      228,302
       111,287          0.90      AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                             Floating Rate Note, 11/25/34                     110,361
       992,874          0.76        A+/Ba1   Bear Stearns ALT-A Trust 2004-4,
                                             Floating Rate Note, 6/25/34                      944,665

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       316,832          2.50     BBB+/Baa2   Bear Stearns ARM Trust 2003-3,
                                             Floating Rate Note, 5/25/33                 $    320,375
       126,349          5.07        BBB/B2   Bear Stearns ARM Trust 2004-10,
                                             Floating Rate Note, 1/25/35                      128,663
       102,535          2.91       BBB+/B3   Bear Stearns ARM Trust 2004-3,
                                             Floating Rate Note, 7/25/34                      102,655
       139,318          3.09      BBB+/Ba1   Bear Stearns ARM Trust 2004-9,
                                             Floating Rate Note, 11/25/34                     143,713
       150,000          5.21        NR/Ba1   Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-PWR7, Floating
                                             Rate Note, 2/11/41                               152,039
       415,000                       NR/A3   Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-PWR8,
                                             4.75%, 6/11/41                                   430,528
     1,160,000          4.99     BBB+/Baa2   Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-PWR9, Floating
                                             Rate Note, 9/11/42                             1,211,662
       148,572          2.56         NR/A3   Bear Stearns Mortgage Securities, Inc.,
                                             Floating Rate Note, 6/25/30                      152,101
       395,041          0.85      AA+/Baa3   Bella Vista Mortgage Trust 2004-1,
                                             Floating Rate Note, 11/20/34                     378,505
       430,000          1.90        AA-/NR   Boca Hotel Portfolio Trust 2013-BOCA,
                                             Floating Rate Note, 8/15/26 (144A)               430,759
       558,731                       NR/NR   Cendant Mortgage Corp., 6.25%,
                                             3/25/32 (144A)                                   582,737
       125,503                       NR/B2   Chase Mortgage Finance Trust Series
                                             2005-S1, 5.5%, 5/25/35                           129,083
       727,766                        A/NR   CHL Mortgage Pass-Through Trust
                                             2002-J4, 5.5%, 10/25/32                          752,128
       189,950          4.95      BBB+/Ba3   CHL Mortgage Pass-Through Trust
                                             2004-14, Floating Rate Note, 8/25/34             191,978
       949,593          0.70      AA+/Baa1   CHL Mortgage Pass-Through Trust
                                             2004-29, Floating Rate Note, 2/25/35             891,270
       361,325                     NR/Baa3   CHL Mortgage Pass-Through Trust
                                             2004-9, 5.25%, 6/25/34                           369,466
       133,983                     NR/Caa1   CHL Mortgage Pass-Through Trust
                                             2005-19, 5.5%, 8/25/35                           133,067
       603,599                      NR/Ba2   Citicorp Mortgage Securities REMIC
                                             Pass-Through Certificates Trust
                                             Series 2005-7, 5.0%, 10/25/35                    623,125
       394,359          5.35       AAA/Aaa   Citigroup Commercial Mortgage
                                             Trust 2004-C1, Floating Rate
                                             Note, 4/15/40                                    395,938
       580,444          0.36         A/Aa2   Citigroup Commercial Mortgage
                                             Trust 2007-FL3, Floating Rate Note,
                                             4/15/22 (144A)                                   576,927

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 35

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       610,657          1.15        AA+/NR   Citigroup Mortgage Loan Trust 2010-7,
                                             Floating Rate Note, 9/25/37 (144A)          $    610,641
       121,410                       NR/A3   Citigroup Mortgage Loan Trust, Inc.,
                                             7.0%, 9/25/33                                    125,284
       232,912          5.50         CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 11/25/35 (d)                  28,362
       230,003          2.68         CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 4/25/35                      184,018
       341,053          0.75       AA+/Aaa   CNL Commercial Mortgage Loan
                                             Trust 2002-1, Floating Rate Note,
                                             10/25/28 (144A)                                  330,821
       622,730          0.65          A/A2   CNL Commercial Mortgage Loan
                                             Trust 2003-1, Floating Rate Note,
                                             5/15/31 (144A)                                   564,358
       120,829          0.59       BBB+/A2   CNL Commercial Mortgage Loan
                                             Trust 2003-2, Floating Rate Note,
                                             10/25/30 (144A)                                  103,110
        62,951          1.20         NR/WR   Collateralized Mortgage Obligation
                                             Trust 44, Floating Rate Note, 7/1/18              63,426
       137,495          5.43       AAA/Aaa   COMM 2004-LNB3 Mortgage Trust,
                                             Floating Rate Note, 7/10/37                      137,871
       830,880          0.29        AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)              826,674
       510,176          0.32        BBB/A1   COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)              507,545
       146,711          0.33         A+/A1   COMM 2007-FL14 Mortgage Trust,
                                             Floating Rate Note, 6/15/22 (144A)               145,435
     1,000,000          1.52        AAA/NR   COMM 2013-FL3 Mortgage Trust,
                                             Floating Rate Note, 10/13/28 (144A)            1,004,915
       560,774          2.11        AAA/NR   Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             11/17/26 (144A)                                  563,319
       870,000          1.75         NR/NR   Commercial Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             2/13/32 (144A)                                   870,063
       485,000          4.80       AAA/Aaa   Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                      495,184
     1,000,000          4.89         A+/A2   Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                    1,026,688
       998,696                     NR/Baa1   Credit Suisse Commercial Mortgage
                                             Trust Series 2007-C1, 5.361%, 2/15/40          1,065,919
        47,058                     AAA/Aaa   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.691%, 10/15/39                47,496
       198,716                     AAA/Aaa   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.829%, 11/15/37               202,140
     1,040,000                      AAA/A1   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.832%, 4/15/37              1,074,183

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       500,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.877%, 4/15/37           $    505,394
        77,182                      BBB/NR   Credit Suisse First Boston Mortgage
                                             Securities Corp., 5.25%, 10/25/19                 78,338
        53,911                       B-/NR   Credit Suisse First Boston Mortgage
                                             Securities Corp., 5.5%, 6/25/33                   53,816
       136,877                      AA+/A3   Credit Suisse First Boston Mortgage
                                             Securities Corp., 5.5%, 8/25/34                  138,718
       316,301                   BBB+/Baa3   Credit Suisse First Boston Mortgage
                                             Securities Corp., 7.5%, 5/25/32                  327,459
        91,081          2.55      BBB+/Ba2   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 11/25/33                                    91,171
        50,253          1.51        AA+/A3   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 12/25/33                                    50,248
       761,920          5.01        NR/Aaa   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 2/15/38                                    780,616
       539,780          5.11        NR/Aaa   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 7/15/36                                    544,235
       960,440          5.10        AAA/NR   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 8/15/38                                  1,004,166
       323,496          0.32        AAA/A1   Credit Suisse Mortgage Capital
                                             Certificates, Floating Rate Note,
                                             10/15/21 (144A)                                  321,892
       908,330          2.77         NR/NR   Credit Suisse Mortgage Capital
                                             Certificates, Floating Rate Note,
                                             7/27/36 (144A)                                   913,533
       723,000                     AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                             1.2783%, 12/5/31 (144A)                          709,335
       200,000          0.86       AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)               200,282
       200,000          1.26        AA-/NR   Extended Stay America Trust 2013-ESH,
                                             Floating Rate Note, 12/5/31 (144A)               200,009
       915,990                       NR/NR   FDIC 2010-R1 Trust, 2.184%,
                                             5/25/50 (144A)                                   922,280
        61,628          2.59       BBB+/NR   First Horizon Mortgage Pass-Through
                                             Trust 2004-AR1, Floating Rate
                                             Note, 2/25/34                                     61,552
        70,262          2.57         NR/B2   First Horizon Mortgage Pass-Through
                                             Trust 2004-AR5, Floating Rate
                                             Note, 10/25/34                                    69,012
       553,000          2.09     BBB+/Baa2   Four Corners CLO II, Ltd., Floating
                                             Rate Note, 1/26/20 (144A)                        523,608

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 37

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       289,231          0.58        A+/Aa2   GE Business Loan Trust 2003-1,
                                             Floating Rate Note, 4/15/31 (144A)          $    271,681
       678,333          0.37       AA-/Aa1   GE Business Loan Trust 2004-2,
                                             Floating Rate Note, 12/15/32 (144A)              643,315
       805,085          0.40        AA/Aa3   GE Business Loan Trust 2005-1,
                                             Floating Rate Note, 6/15/33 (144A)               755,316
       585,901          0.32         A/Aa3   GE Business Loan Trust 2007-1,
                                             Floating Rate Note, 4/16/35 (144A)               529,855
       500,000          5.17       BBB-/NR   GE Capital Commercial Mortgage
                                             Corp., Floating Rate Note,
                                             7/10/45 (144A)                                   501,505
       283,386                     BB/Caa3   Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                            278,507
       992,281          0.43      BBB+/Ba2   Global Mortgage Securitization, Ltd.,
                                             Floating Rate Note, 4/25/32                      950,106
     1,145,487          5.30       AAA/Aa3   GMAC Commercial Mortgage Securities,
                                             Inc. Series 2004-C2 Trust, Floating
                                             Rate Note, 8/10/38                             1,156,947
     1,019,000                      AAA/NR   GMAC Commercial Mortgage Securities,
                                             Inc. Series 2005-C1 Trust,
                                             4.697%, 5/10/43                                1,051,898
       191,343          3.34      BBB/Baa3   GMACM Mortgage Loan Trust 2003-AR1,
                                             Floating Rate Note, 10/19/33                     190,069
       172,422          3.11         A+/NR   GMACM Mortgage Loan Trust 2004-AR1,
                                             Floating Rate Note, 6/25/34                      174,306
       105,000                      A-/Ba1   GS Mortgage Securities Corp II Series
                                             2005-GG4, 4.782%, 7/10/39                        107,750
       400,000          1.61        NR/Aa3   GS Mortgage Securities Corp. II,
                                             Floating Rate Note, 11/8/29 (144A)               399,762
       557,790          0.94      AA+/Baa1   GSAA Home Equity Trust 2004-6,
                                             Floating Rate Note, 6/25/34                      555,114
       353,002          2.33         A+/NR   GSR Mortgage Loan Trust 2003-9,
                                             Floating Rate Note, 8/25/33                      357,094
       564,895          2.83         A+/B1   GSR Mortgage Loan Trust 2004-7,
                                             Floating Rate Note, 6/25/34                      549,898
       449,662                      BB-/NR   GSR Mortgage Loan Trust 2005-1F,
                                             6.0%, 2/25/35                                    463,567
       180,389          2.37       AA+/Ba1   HarborView Mortgage Loan Trust
                                             2004-1, Floating Rate Note, 4/19/34              179,821
     1,250,000                      AAA/NR   HLSS Servicer Advance Receivables
                                             Trust, 1.2437%, 1/17/45                        1,250,464
       250,000          2.44        AA/Aa3   Holmes Master Issuer Plc, Floating
                                             Rate Note, 10/15/54 (144A)                       255,152
     1,095,972          0.80         A+/A1   Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 3/25/34                    1,045,367
       394,087          0.51       AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                             Floating Rate Note, 6/25/34                      387,386

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       284,058          0.61       AAA/Aa2   Homestar Mortgage Acceptance
                                             Corp., Floating Rate Note, 7/25/34          $    280,300
     1,147,538          0.92        AA+/A3   Impac CMB Trust Series 2003-11,
                                             Floating Rate Note, 10/25/33                   1,060,953
     1,409,158          0.80        BB/Ba3   Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                    1,331,464
       683,662          0.78        A-/Ba1   Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                      641,279
       402,069          0.88      BBB/Baa2   Impac CMB Trust Series 2004-5,
                                             Floating Rate Note, 10/25/34                     387,311
        90,106          0.96        B-/Ba1   Impac CMB Trust Series 2004-6,
                                             Floating Rate Note, 10/25/34                      86,697
     1,508,111          0.94       B-/Baa1   Impac CMB Trust Series 2004-6,
                                             Floating Rate Note, 10/25/34                   1,431,258
        94,126          0.90       BBB+/A3   Impac CMB Trust Series 2004-7,
                                             Floating Rate Note, 11/25/34                      88,446
        97,223          2.78        BB+/NR   Impac CMB Trust Series 2004-8,
                                             Floating Rate Note, 8/25/34                       90,990
       510,619          0.51       AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                             Floating Rate Note, 5/25/36                      498,491
       166,976          0.51       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                             Floating Rate Note, 8/25/36                      163,285
       183,433          0.36      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                             Floating Rate Note, 12/25/36                     167,289
        82,568          2.71        BB-/B1   IndyMac INDX Mortgage Loan
                                             Trust 2004-AR6, Floating Rate
                                             Note, 10/25/34                                    82,676
        40,991          5.41        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Corp Commercial Mortgage
                                             Pass-Thr, Floating Rate Note, 5/15/41             41,035
     1,100,000                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Corp., 4.878%, 1/15/42              1,122,228
       650,000          2.02        AA/Aa2   JP Morgan Chase Commercial Mortgage
                                             Securities Corp., Floating Rate Note,
                                             10/15/25 (144A)                                  651,512
       945,000          2.16         A-/NR   JP Morgan Chase Commercial Mortgage
                                             Securities Corp., Floating Rate
                                             Note, 12/15/28                                   945,334
       329,412          4.84        AAA/A1   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2004-LN2, Floating
                                             Rate Note, 7/15/41 (144A)                        332,706
       573,278          5.34       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2005-CIBC11, Floating
                                             Rate Note, 8/12/37                               592,824
       985,000          5.04       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2005-LDP1, Floating
                                             Rate Note, 3/15/46                             1,008,001

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 39

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
        85,394                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-CIBC17,
                                             5.45%, 12/12/43                             $     85,297
       439,297          0.28        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating
                                             Rate Note, 11/15/18 (144A)                       435,895
       184,066          0.51        NR/Ba1   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-FL2, Floating
                                             Rate Note, 11/15/18 (144A)                       174,404
       125,839          0.31        AA/Aa3   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2006-LDP9, Floating
                                             Rate Note, 5/15/47                               125,296
       293,527          5.71       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2007-CIBC19, Floating
                                             Rate Note, 2/12/49                               294,924
       412,000          3.00        AA-/NR   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-ALC, Floating
                                             Rate Note, 7/17/26 (144A)                        415,776
       300,000          1.95         A-/NR   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-FL3, Floating
                                             Rate Note, 4/15/28 (144A)                        299,332
       770,000          2.30        NR/Aa3   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-INN, Floating
                                             Rate Note, 10/15/30 (144A)                       770,888
     1,550,000          0.93       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                             Securities Trust 2013-JWRZ, Floating
                                             Rate Note, 4/15/30 (144A)                      1,539,448
       587,407          2.03       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                             Floating Rate Note, 10/25/33                     586,712
       369,828          2.49      AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                             Floating Rate Note, 2/25/34                      377,754
       200,225          2.25      AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                             Floating Rate Note, 12/25/34                     201,498
       177,431                     B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                             5.0%, 9/25/34                                    185,176
       828,067          5.01       BBB+/NR   JP Morgan Mortgage Trust 2005-A3,
                                             Floating Rate Note, 6/25/35                      836,133
       343,578          2.25      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                             Floating Rate Note, 7/25/35                      344,975
        36,541                     NR/Caa3   JP Morgan Mortgage Trust 2006-S3,
                                             6.0%, 8/25/36 (d)                                  1,624
       723,818          1.64       AAA/Aaa   Lanark Master Issuer Plc, Floating
                                             Rate Note, 12/22/54 (144A)                       733,731
       250,000          0.74       AAA/Aaa   Lanark Master Issuer Plc, Floating
                                             Rate Note, 12/22/54 (144A)                       248,763

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
        56,892          5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust
                                             2002-C4, Floating Rate Note,
                                             10/15/35 (144A)                             $     56,999
        35,490                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                             2004-C1, 4.568%, 1/15/31                          36,866
       951,486          5.02        AAA/NR   LB-UBS Commercial Mortgage Trust
                                             2004-C6, Floating Rate Note, 8/15/29             959,685
       930,000          5.20       NR/Baa2   LB-UBS Commercial Mortgage Trust
                                             2005-C2, Floating Rate Note, 4/15/30             965,307
     1,135,809          5.20        AAA/NR   LB-UBS Commercial Mortgage Trust
                                             2005-C7, Floating Rate Note,
                                             11/15/30 (144A)                                1,192,911
       122,646          6.16       AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                             2008-C1, Floating Rate Note, 4/15/41             128,481
       254,474          1.11        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A4, Floating Rate Note,
                                             10/25/37 (144A)                                  252,605
       454,609          1.21        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3,
                                             Floating Rate Note, 10/25/37 (144A)              446,653
       666,494          0.38        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                   606,656
       854,574          0.39        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                   769,061
       658,269          0.41        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             9/25/30 (144A)                                   600,422
       339,476          0.68        BB/Ba1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             9/25/30 (144A)                                   201,174
         9,583                      AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                             4.5%, 1/25/15                                      9,583
       796,550          0.51       BBB-/NR   MASTR Alternative Loan Trust 2005-1,
                                             Floating Rate Note, 2/25/35                      775,642
       103,858          0.56        AA+/NR   MASTR Asset Securitization Trust
                                             2003-6, Floating Rate Note, 7/25/18              100,397
       171,799          6.64         A-/NR   MASTR Seasoned Securitization Trust
                                             2005-1, Floating Rate Note, 9/25/32              179,833
       276,297          0.63      AA+/Baa1   Mellon Residential Funding Corp.
                                             Mortgage Pass-Through Trust Series
                                             2000 TBC2, Floating Rate Note, 6/15/30           270,793
       429,490          2.38        BBB/B1   Merrill Lynch Mortgage Investors Trust
                                             Series 2005-2, Floating Rate Note,
                                             10/25/35                                         435,016

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 41

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,421,492          0.43        AA+/A3   Merrill Lynch Mortgage Investors Trust
                                             Series 2005-A3, Floating Rate
                                             Note, 4/25/35                               $  1,360,601
       865,938          0.90       A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-A, Floating Rate
                                             Note, 3/25/28                                    846,900
       465,749          1.15     BBB+/Baa3   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-A, Floating Rate
                                             Note, 3/25/28                                    466,414
       436,213          0.82       BB/Baa1   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate
                                             Note, 6/25/28                                    415,586
       403,489          1.05       BB/Baa1   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-C, Floating Rate
                                             Note, 6/25/28                                    403,228
       524,751          0.78      BBB/Baa3   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-E, Floating Rate
                                             Note, 10/25/28                                   516,135
        54,383          1.89       A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-G, Floating Rate
                                             Note, 1/25/29                                     54,205
       413,889          0.80      AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2003-H, Floating Rate
                                             Note, 1/25/29                                    413,903
       301,689          0.62       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-A, Floating Rate
                                             Note, 4/25/29                                    287,182
       226,374          0.66      AA+/Baa1   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-B, Floating Rate
                                             Note, 5/25/29                                    223,709
       656,467          0.72       AA+/Ba1   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-C, Floating Rate
                                             Note, 7/25/29                                    659,684
       427,651          0.82        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-E, Floating Rate
                                             Note, 11/25/29                                   409,054
       571,188          0.72        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-G, Floating Rate
                                             Note, 1/25/30                                    546,636
       279,495          0.95        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-G, Floating Rate
                                             Note, 1/25/30                                    271,534
       584,097          0.62       AA+/Ba3   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2005-A, Floating Rate
                                             Note, 3/25/30                                    574,519
       118,666          2.49       BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                             Series MLMI 2005-A2, Floating Rate
                                             Note, 2/25/35                                    119,837

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       359,935          4.86        NR/Aaa   Merrill Lynch Mortgage Trust 2004-KEY2,
                                             Floating Rate Note, 8/12/39                 $    363,579
       410,390          4.95        NR/Aa3   Merrill Lynch Mortgage Trust 2004-KEY2,
                                             Floating Rate Note, 8/12/39                      417,420
       686,745          0.43        AA+/A3   Morgan Stanley Mortgage Loan Trust
                                             2005-5AR, Floating Rate Note, 9/25/35            673,374
       564,655          0.44       A+/Baa2   Morgan Stanley Mortgage Loan Trust
                                             2005-6AR, Floating Rate Note,
                                             11/25/35                                         559,867
       567,451          0.43         A+/A2   Morgan Stanley Mortgage Loan Trust
                                             2005-6AR, Floating Rate Note,
                                             11/25/35                                         559,037
       700,000                       NR/NR   Morgan Stanley Re-REMIC Trust
                                             2010-R9, 5.0%, 11/26/36 (144A)                   706,531
       484,521          0.94      AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                             Rate Note, 11/25/34                              466,972
       554,475          3.75        AAA/NR   Nationstar Mortgage Loan Trust
                                             2013-A, Floating Rate Note,
                                             12/25/52 (144A)                                  569,209
       270,326                      AA+/NR   NCUA Guaranteed Notes Trust
                                             REMICS, 1.6%, 10/29/20                           272,401
       443,449          0.69        NR/Aaa   NCUA Guaranteed Notes Trust
                                             REMICS, Floating Rate Note, 3/9/21               444,065
       451,568          0.53       AA+/Aaa   NCUA Guaranteed Notes Trust,
                                             Floating Rate Note, 11/6/17                      452,575
       376,347          1.36       AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)               376,627
       200,000          4.41      BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)               202,604
       777,995          2.01        NR/Aaa   NorthStar 2013-1, Floating Rate
                                             Note, 8/25/29 (144A)                             778,287
        53,125          0.46       AAA/Aa2   Opteum Mortgage Acceptance Corp
                                             Asset Backed Pass-Through
                                             Certificates 2005-1, Floating Rate
                                             Note, 2/25/35                                     53,007
        99,134          0.41        BB+/B2   Opteum Mortgage Acceptance Corp
                                             Asset Backed Pass-Through
                                             Certificates 2005-5, Floating Rate
                                             Note, 12/25/35                                    97,442
       500,000          0.46         NR/NR   Pepper Residential Securities Trust,
                                             Floating Rate Note, 10/18/14 (144A)              500,070
       124,938                       NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                             12/25/27 (Step) (144A)                           127,178
       510,564                    BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                             1/25/32                                          520,524
       296,496          0.71       NR/Baa3   RALI Series 2002-QS16 Trust,
                                             Floating Rate Note, 10/25/17                     281,904

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 43

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       471,301                   BBB+/Baa3   RALI Series 2003-QR24 Trust,
                                             4.0%, 7/25/33                               $    476,319
       769,653                   BBB-/Baa3   RALI Series 2003-QR24 Trust,
                                             4.0%, 7/25/33                                    782,088
       777,406          0.66       BB-/Ba1   RALI Series 2003-QS11 Trust,
                                             Floating Rate Note, 6/25/33                      741,063
        47,680                      NR/Ba1   RALI Series 2003-QS14 Trust,
                                             5.0%, 7/25/18                                     48,555
       196,609                      BB/Ba3   RALI Series 2003-QS15 Trust,
                                             5.5%, 8/25/33                                    205,077
       616,071          0.61        NR/Ba2   RALI Series 2003-QS9 Trust, Floating
                                             Rate Note, 5/25/18                               594,319
       859,142                    BBB-/Ba2   RALI Series 2004-QR1 Trust,
                                             5.25%, 10/25/34                                  871,427
       333,376                   BBB+/Baa2   RALI Series 2004-QS1 Trust,
                                             4.25%, 1/25/34                                   336,630
        78,709          0.71     BBB+/Baa2   RALI Series 2004-QS1 Trust, Floating
                                             Rate Note, 1/25/34                                78,561
       198,946                       NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                             12/25/34                                         202,952
       143,998                     BB+/Ba3   RALI Series 2004-QS5 Trust, 4.75%,
                                             4/25/34                                          149,031
       131,056          0.76       BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                             Rate Note, 4/25/34                               128,514
       112,436          6.26       BBB+/NR   RAMP Series 2004-SL4 Trust, Floating
                                             Rate Note, 5/25/18                               114,468
     1,015,336          0.66         NR/NR   RBSSP Resecuritization Trust 2009-5,
                                             Floating Rate Note, 8/26/37 (144A)               976,938
       644,109          1.56        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                             9/10/35 (144A)                                   504,280
     1,487,287          0.56       BBB+/NR   Residential Asset Securitization Trust
                                             2003-A2, Floating Rate Note, 5/25/33           1,371,155
       385,453                        B/NR   Residential Asset Securitization Trust
                                             2004-A9, 5.75%, 12/25/34                         406,892
       321,783                      CCC/NR   Residential Asset Securitization Trust
                                             2005-A9, 5.5%, 7/25/35                           320,373
       400,000          0.51         NR/NR   Resimac MBS Trust, Floating Rate Note,
                                             3/7/14 (144A)                                    400,001
       180,287                       NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                             7/25/35                                          186,329
       341,820                     NR/Baa3   RREF 2013 LT2 LLC, 2.8331%,
                                             5/22/28 (144A)                                   343,561
       245,967          0.77      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                             Floating Rate Note, 9/20/33                      245,898
       192,542          0.47       A+/Baa3   Sequoia Mortgage Trust 2004-10,
                                             Floating Rate Note, 11/20/34                     181,581

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       823,164          0.43        A/Baa3   Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                 $    756,085
       292,711          0.64       AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                      281,791
       322,234          1.73       AA+/Ba1   Sequoia Mortgage Trust 2004-7,
                                             Floating Rate Note, 8/20/34                      327,216
       694,143          0.49       A+/Baa2   Sequoia Mortgage Trust 2004-9,
                                             Floating Rate Note, 10/20/34                     656,120
       512,778          0.58       AA+/Ba1   Sequoia Mortgage Trust 2005-1,
                                             Floating Rate Note, 2/20/35                      492,876
       295,654          2.25        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                      279,755
       153,440          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                      142,007
       668,159                        A/NR   SilverLeaf Finance XVII LLC, 2.71%,
                                             3/16/26 (144A)                                   667,719
       290,000          1.89       AAA/Aaa   Silverstone Master Issuer Plc,
                                             Floating Rate Note, 1/21/55 (144A)               300,046
        30,606                     NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25 (144A)            30,643
       269,411          2.22        AAA/NR   Springleaf Mortgage Loan Trust 2012-2,
                                             Floating Rate Note, 10/25/57 (144A)              274,279
       640,000          1.45        AAA/NR   Starwood Property Mortgage Trust
                                             2013-FV1, Floating Rate Note,
                                             8/11/28 (144A)                                   640,019
       188,461          2.86        BB/Ba2   Structured Adjustable Rate Mortgage
                                             Loan Trust Class 1A1, Floating Rate
                                             Note, 3/25/34                                    190,890
        92,967          5.17      BBB+/Ba2   Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 11/25/34          91,893
       485,000          1.15         NR/A1   Structured Agency Credit Risk Debt
                                             Notes, Floating Rate Note, 2/25/24               486,591
       430,478          0.81      AA+/Baa1   Structured Asset Mortgage Investments II
                                             Trust 2004-AR5, Floating Rate
                                             Note, 10/19/34                                   409,648
       599,674          3.78      CCC/Caa3   Structured Asset Mortgage Investments II
                                             Trust 2005-AR2, Floating Rate
                                             Note, 5/25/45                                    473,560
       183,831          0.66        AA+/A1   Structured Asset Mortgage Investments II
                                             Trust 2005-F1, Floating Rate
                                             Note, 8/26/35                                    182,320
       467,620          1.05      AA+/Baa2   Structured Asset Mortgage Investments
                                             Trust 2002-AR5, Floating Rate
                                             Note, 5/19/33                                    454,211
       201,768          2.67       A+/Baa3   Structured Asset Securities Corp.
                                             Mortgage Certificates Series 2003-31A,
                                             Floating Rate Note, 10/25/33                     203,240

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 45

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       264,537                    BBB+/Ba2   Structured Asset Securities Corp.
                                             Mortgage Loan Trust 2005-2XS,
                                             4.65%, 2/25/35 (Step)                       $    277,177
     1,028,038          2.45        A+/Ba2   Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-24A, Floating Rate
                                             Note, 7/25/33                                  1,032,291
       376,433          0.66       A+/Baa3   Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-35, Floating Rate
                                             Note, 12/25/33                                   370,777
       144,929          2.34       NR/Baa2   Thornburg Mortgage Securities Trust
                                             2003-3, Floating Rate Note, 6/25/43              143,783
       261,774          1.64        AAA/A1   Thornburg Mortgage Securities Trust
                                             2004-1, Floating Rate Note, 3/25/44              261,105
     1,205,517          0.90     BBB+/Baa3   Thornburg Mortgage Securities Trust
                                             2004-3, Floating Rate Note, 9/25/44            1,155,722
       829,596          1.70      AA+/Baa3   Thornburg Mortgage Securities Trust
                                             Class II2A, Floating Rate Note, 3/25/44          812,946
       156,084          3.71       AAA/Ba1   Thornburg Mortgage Securities Trust
                                             Class II4A, Floating Rate Note, 3/25/44          156,006
       525,000                     AAA/Aa1   TimberStar Trust 1, 5.668%,
                                             10/15/36 (144A)                                  571,998
       487,000          4.15      BBB/Baa2   Trafigura Securitisation Finance Plc,
                                             Floating Rate Note, 10/15/15 (144A)              491,110
       465,000          4.85       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C16, Floating Rate
                                             Note, 10/15/41                                   475,286
       655,857          5.08       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C17, Floating Rate
                                             Note, 3/15/42                                    673,596
     1,506,334                     AAA/Aaa   Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C18, 4.935%,
                                             4/15/42                                        1,551,503
       529,999          5.24       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                             Trust Series 2005-C21, Floating Rate
                                             Note, 10/15/44                                   559,103
       272,000          5.66       BB-/Ba3   Wachovia Bank Commercial Mortgage
                                             Trust Series 2006-C24, Floating Rate
                                             Note, 3/15/45                                    272,165
       425,959          1.49       AA+/Ba3   WaMu Mortgage Pass-Through
                                             Certificates Series 2002-AR6 Trust,
                                             Floating Rate Note, 6/25/42                      400,161
     1,224,464          2.42       A+/Baa1   WaMu Mortgage Pass-Through
                                             Certificates Series 2003-AR9 Trust,
                                             Floating Rate Note, 9/25/33                    1,253,612

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
       797,176                      AA+/NR    WaMu Mortgage Pass-Through
                                              Certificates Series 2003-S10,
                                              5.0%, 10/25/18                             $    819,608
       453,135          0.57        AA+/A1    Wells Fargo Alternative Loan 2005-2
                                              Trust, Floating Rate Note, 10/25/35             447,572
        68,430                     BB+/Ba2    Wells Fargo Mortgage Backed Securities
                                              2005-9 Trust, 5.5%, 10/25/35                     68,493
       289,726          4.99        NR/Ba2    Wells Fargo Mortgage Backed Securities
                                              2005-AR6 Trust, Floating Rate
                                              Note, 4/25/35                                   294,968
        38,671                    AA+/Baa1    Wells Fargo Mortgage Backed Securities
                                              2006-16 Trust, 5.0%, 11/25/36                    40,260
       214,738          4.93      BBB+/Ba3     Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 8/25/34              220,323
                                                                                         ------------
                                                                                         $127,784,732
                                                                                         ------------
                                              Total Banks                                $127,784,732
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.8%
                                              Other Diversified Financial
                                              Services -- 1.7%
       431,175          3.63         NR/NR    CSMC Trust 2010-16, Floating Rate
                                              Note, 6/25/50 (144A)                       $    430,246
       300,000          1.45        AA-/NR    Del Coronado Trust 2013-DEL, Floating
                                              Rate Note, 3/15/26 (144A)                       299,429
       399,000          2.10       BBB-/NR    Del Coronado Trust 2013-DEL, Floating
                                              Rate Note, 3/15/26 (144A)                       396,379
       500,000          2.92       BBB-/NR    Hilton USA Trust 2013-HLF, Floating
                                              Rate Note, 11/5/30 (144A)                       501,732
       175,000          1.67        AA-/NR    Hilton USA Trust 2013-HLF, Floating
                                              Rate Note, 11/5/30 (144A)                       175,331
       951,854                      AAA/NR    Morgan Stanley Capital I Trust
                                              2004-HQ4, 4.97%, 4/14/40                        957,472
       446,447          5.11        AAA/NR    Morgan Stanley Capital I Trust
                                              2004-IQ8, Floating Rate Note, 6/15/40           450,590
     1,215,000                      AAA/NR    Morgan Stanley Capital I Trust
                                              2005-HQ6, 4.989%, 8/13/42                     1,264,380
       900,000          5.07       BBB-/NR    Morgan Stanley Capital I Trust
                                              2005-HQ6, Floating Rate Note, 8/13/42           937,298
       843,025          5.23       AAA/Aaa    Morgan Stanley Capital I Trust
                                              2005-IQ10, Floating Rate Note, 9/15/42          883,640
       614,967                      AAA/NR    Morgan Stanley Capital I Trust
                                              2005-TOP17, 4.78%, 12/13/41                     626,217
       425,000          0.28        A+/Aa1    Morgan Stanley Capital I, Inc., Floating
                                              Rate Note, 10/15/20 (144A)                      414,837
       215,499                       A+/A3    Nomura Asset Acceptance Corp.
                                              Alternative Loan Trust Series 2003-A3,
                                              5.5%, 8/25/33 (Step)                            225,112

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 47

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
       350,787                       NR/NR   ORES NPL 2013-LV2 LLC, 3.081%,
                                             9/25/25 (144A)                              $    350,913
     1,000,000          2.30         NR/NR   Resource Capital Corp. CRE Notes
                                             2013, Ltd., Floating Rate Note,
                                             6/15/16 (144A)                                 1,000,000
       475,000          3.62         NR/NR   VOLT LLC VOLT_14-NPL2, Floating
                                             Rate Note, 11/25/53                              474,644
       257,202                       NR/NR   VOLT XV LLC, 3.22162%, 5/27/53
                                             (Step) (144A)                                    252,701
       577,876                       NR/NR   VOLT XVI LLC, 4.25%, 8/25/58
                                             (Step) (144A)                                    579,682
       548,794                       NR/NR   VOLT XX LLC, 3.625%, 2/1/39
                                             (Step) (144A)                                    550,509
                                                                                         ------------
                                                                                         $ 10,771,112
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
       100,000          1.74       AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                             Note, 10/18/54 (144A)                       $    102,102
       375,000          1.69       AA+/Aaa   KKR Financial CLO 2007-1 Corp.,
                                             Floating Rate Note, 5/15/21 (144A)               363,975
                                                                                         ------------
                                                                                         $    466,077
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.0%+
        84,476          2.54         NR/NR   Jefferies & Co., Inc., Floating Rate
                                             Note, 5/26/37 (144A)                        $     84,427
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.0%+
       283,064                      NR/Aa2   Morgan Stanley Dean Witter Capital I
                                             Trust 2001-TOP3, 6.79%, 7/15/33             $    287,714
                                                                                         ------------
                                             Total Diversified Financials                $ 11,609,330
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 14.7%
                                             Government -- 14.7%
     3,730,041          3.72        NR/Aa1   Fannie Mae Grantor Trust 2001-T1,
                                             Floating Rate Note, 10/25/40                $  3,569,049
       275,109          2.22         NR/NR   Fannie Mae Trust 2005-W4, Floating
                                             Rate Note, 6/25/35                               281,992
       427,129          0.42         NR/NR   Fannie Mae Whole Loan, Floating
                                             Rate Note, 11/25/46                              424,482
       125,659                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 3.5%, 10/15/18                           131,080
       210,856                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 3.5%, 6/15/28                            216,343
        43,576                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 4.0%, 12/15/22                            44,036

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
        42,974                      NR/Aa1   Federal Home Loan Mortgage Corp.
                                             REMICS, 4.0%, 6/15/22                       $     43,135
        82,962                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 6/15/34                             84,341
       129,310                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 5.5%, 10/15/35                           133,170
       103,022          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/36              103,088
     1,314,718          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/37            1,312,752
       400,357          0.60         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 1/15/41              401,763
       246,603          0.35         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/20             246,963
       264,685          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/35             264,962
       356,689          0.73         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 10/15/37             358,434
       282,239          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36             282,265
       131,457          0.50         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36             131,479
        68,467          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/36              68,359
       674,185          0.53         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/37             675,259
       267,989          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 11/15/37             268,405
       207,810          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/32             208,459
        92,861          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/32              93,125
       152,280          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/34             151,888
       441,571          0.47         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/35             441,126
       708,070          0.43         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/36             706,481
       308,395          0.85         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 12/15/39             312,490
       311,850          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/30              311,555
       297,154          1.15         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/32              305,381
       333,471          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/33              335,411

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 49

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       200,718          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/36         $    200,105
       221,122          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/37              220,543
       178,582          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/39              178,558
       485,578          0.65         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/41              486,402
       230,482          0.70         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 2/15/42              231,715
       191,969          1.15         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/32              197,335
       383,262          1.15         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/32              394,219
       308,128          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/37              306,974
       435,163          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/38              434,521
       989,729          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 3/15/41              991,581
       295,306          0.70         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/27              298,735
       177,006          0.65         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/28              179,001
       184,280          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/36              184,557
       609,661          0.57         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 4/15/41              611,136
       195,541          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/36              196,256
       449,877          0.33         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/36              450,005
       152,872          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 5/15/41              153,171
       154,166          0.57         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/36              154,545
       295,063          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/40              294,496
       393,527          0.58         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 6/15/41              394,398
       235,846          0.55         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 7/15/23              236,851
       302,237          0.65         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 7/15/36              303,677
       151,116          0.75         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/18              152,596

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       827,798          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/25         $    829,806
       371,167          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/25              371,115
       161,595          0.35         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/26              162,303
       444,136          0.60         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/31              448,274
       113,533          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/35              113,464
       360,904          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 8/15/36              359,779
       258,777          0.45         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 9/15/26              259,273
       264,099          0.60        AA+/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate Note, 9/15/33              265,108
       198,030                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             3.5%, 8/15/28                                    206,842
       390,775                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             4.0%, 1/15/34                                    412,498
       232,033                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             4.0%, 5/15/37                                    236,032
       380,301                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             5.0%, 4/15/32                                    386,678
       204,492                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             5.75%, 2/15/34                                   207,056
     2,119,219          0.65         NR/NR   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 1/15/33                    2,131,423
       127,916          0.47         NR/NR   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/15/36                     127,829
       847,563          0.50         NR/NR   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 4/15/36                      847,592
     1,020,255          3.35         NR/NR   Federal National Mortgage
                                             Association 2004-T2, Floating
                                             Rate Note, 7/25/43                             1,059,371
       851,609                       NR/NR   Federal National Mortgage
                                             Association 2006-48-T, 5.5%, 12/25/34            873,298
       225,205                       NR/NR   Federal National Mortgage Association
                                             REMICS, 1.5%, 11/25/20                           226,411
       381,306                       NR/NR   Federal National Mortgage Association
                                             REMICS, 1.75%, 12/25/22                          386,735
       248,670                       NR/NR   Federal National Mortgage Association
                                             REMICS, 3.0%, 1/25/21                            258,526
       219,599                       NR/NR   Federal National Mortgage Association
                                             REMICS, 3.0%, 4/25/40                            227,073
       325,069                       NR/NR   Federal National Mortgage Association
                                             REMICS, 3.5%, 10/25/39                           336,045

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 51

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
     2,000,000                       NR/NR   Federal National Mortgage Association
                                             REMICS, 4.0%, 5/25/29                       $  2,140,960
        82,722                       NR/NR   Federal National Mortgage Association
                                             REMICS, 4.0%, 6/25/37                             83,463
        25,288                       NR/NR   Federal National Mortgage Association
                                             REMICS, 5.0%, 9/25/39                             25,876
        22,604                       NR/NR   Federal National Mortgage Association
                                             REMICS, 5.5%, 5/25/30                             22,658
       110,551                       NR/NR   Federal National Mortgage Association
                                             REMICS, 6.0%, 3/25/35                            114,132
       135,373                       NR/NR   Federal National Mortgage Association
                                             REMICS, 6.0%, 6/25/29                            150,676
        89,119          0.80         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/18/32               90,492
       453,407          1.01         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/24              456,075
       120,185          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/33              121,173
     2,005,625          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 1/25/34            2,005,491
       230,967          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/35             230,577
       559,259          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/36             560,605
       248,074          1.38         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/25/38             255,495
     1,375,920          0.35         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 10/27/37           1,372,248
       544,212          1.15         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/18/32             559,333
       176,971          0.52         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/36             177,123
       618,891          0.86         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/39             625,390
     2,220,108          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/40           2,223,816
       119,388          0.55         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/18/32             119,437
       205,295          1.06         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/31             210,394
       889,312          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/32             897,189
       376,550          0.52         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/36             376,587
       250,575          0.78         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 12/25/37             253,185

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       302,159          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 2/25/33         $    303,798
       228,274          0.47         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 2/25/35              227,993
       260,796          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 2/25/37              259,875
       256,727          0.36         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 2/25/37              255,392
       218,859          0.61         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 2/25/38              219,680
       191,486          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/24              193,397
       324,216          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/34              325,033
       262,568          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/34              263,096
       341,133          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/35              341,651
       391,513          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/35              390,342
     1,923,804          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/36            1,924,041
       270,457          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/37              269,837
       355,800          0.52         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/37              355,796
       171,431          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/37              170,789
       405,138          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/37              405,186
       744,583          0.38         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 3/25/45              742,869
       677,974          1.06         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/32              694,274
       752,831          1.16         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/32              774,374
        94,945          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/34               95,641
       403,315          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/36              402,321
       225,901          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/37              225,587
       803,160          0.65         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/18/32              812,131
       230,439          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/17              231,251

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 53

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       123,512          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/33      $       124,444
       297,133          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/36              297,150
       310,495          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/37              310,901
       405,237          0.71         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/40              407,607
     1,298,741          0.61         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 5/25/41            1,302,222
       734,030          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/35              733,572
       295,943          0.61         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/36              297,022
       220,255          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/36              219,828
       335,984          0.40         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37              334,246
       657,598          0.40         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37              655,324
       120,397          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37              119,984
       433,067          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/37              431,633
       242,081          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 6/25/38              243,527
       126,336          0.56         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/34              127,111
       190,320          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/35              189,766
       112,836          0.41         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/35              112,566
       166,657          0.64         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/36              167,475
       438,444          1.06         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/38              447,218
       560,947          0.58         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 8/25/36              563,258
       395,109          0.46         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 8/25/40              395,174
       652,594          0.66         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/33              656,392
       222,893          0.51         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/36              222,901
       303,021          0.73         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/36              304,518

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       131,968          0.61         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37         $    132,529
       401,506          0.73         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37              404,218
       426,757          0.74         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37              430,975
       107,531          0.73         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37              108,273
       136,642          0.71         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/39              137,499
       521,832          0.71         NR/NR   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/41              526,508
       267,714                       NR/NR   Federal National Mortgage Association,
                                             2.5%, 4/25/36                                    274,392
       374,685                       NR/NR   Federal National Mortgage Association,
                                             3.0%, 6/25/39                                    385,296
       798,449                       NR/NR   Federal National Mortgage Association,
                                             3.5%, 1/25/24                                    820,518
       394,820                       NR/NR   Federal National Mortgage Association,
                                             3.5%, 3/25/28                                    406,851
       359,094                       NR/NR   Federal National Mortgage Association,
                                             3.5%, 7/25/24                                    373,759
       302,813                       NR/NR   Federal National Mortgage Association,
                                             4.5%, 3/25/37                                    309,960
     1,249,825                       NR/NR   Federal National Mortgage Association,
                                             4.5%, 6/25/40                                  1,341,240
       499,916                       NR/NR   Federal National Mortgage Association,
                                             5.0%, 6/25/32                                    509,333
       436,039                       NR/NR   Federal National Mortgage Association,
                                             5.0%, 7/25/32                                    450,248
       408,899                       NR/NR   Federal National Mortgage Association,
                                             5.0%, 8/25/22                                    416,464
       584,856          0.56         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 10/25/40                     585,914
       452,149          1.01         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 2/25/23                      461,126
       581,117          0.51         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 3/25/36                      580,930
     1,174,952          0.66         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 4/25/33                    1,180,965
       244,920          2.69         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 4/25/45                      260,784
       965,893          0.56         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 6/25/36                      967,827
     1,241,775          0.56         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 6/25/36                    1,241,151

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 55

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
     1,055,512          2.81         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 7/25/42                 $  1,030,957
       425,259          0.46         NR/NR   Federal National Mortgage Association,
                                             Floating Rate Note, 8/25/35                      424,186
     1,133,939          1.10         NR/NR   Freddie Mac REMICS, Floating Rate
                                             Note, 2/15/32                                  1,164,439
       197,737          0.50         NR/NR   Freddie Mac Strips, Floating Rate
                                             Note, 12/15/36                                   197,419
       479,027          0.45         NR/NR   Freddie Mac Strips, Floating Rate
                                             Note, 8/15/36                                    478,276
       409,000          3.49         NR/A2   FREMF Mortgage Trust Class B, Floating
                                             Rate Note, 11/25/46 (144A)                       420,569
     3,222,392                       NR/NR   Government National Mortgage
                                             Association REMICS, 4.0%, 9/20/37              3,445,552
       203,986                       NR/NR   Government National Mortgage
                                             Association, 3.0%, 12/20/38                      210,903
     1,804,593                       NR/NR   Government National Mortgage
                                             Association, 3.0%, 12/20/38                    1,858,787
       276,461                       NR/NR   Government National Mortgage
                                             Association, 3.0%, 4/20/41                       288,484
       251,990                       NR/NR   Government National Mortgage
                                             Association, 3.5%, 2/20/33                       254,488
       667,512                       NR/NR   Government National Mortgage
                                             Association, 3.5%, 5/20/39                       698,212
        16,544                       NR/NR   Government National Mortgage
                                             Association, 4.5%, 5/20/33                        16,590
       738,837                       NR/NR   Government National Mortgage
                                             Association, 5.0%, 1/20/16                       752,654
       145,182                       NR/NR   Government National Mortgage
                                             Association, 5.0%, 4/20/36                       154,823
       373,483                       NR/NR   Government National Mortgage
                                             Association, 5.0%, 5/20/35                       383,346
       244,279                       NR/NR   Government National Mortgage
                                             Association, 5.0%, 7/20/31                       248,995
       105,649                       NR/NR   Government National Mortgage
                                             Association, 5.75%, 8/20/36                      106,182
       322,714          0.40         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 1/16/35                                    320,628
       829,726          0.70         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 1/16/40                                    837,129
       286,079          0.60         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 1/20/34                                    286,296
     2,176,967          1.14         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/43 (d)                                     101,569

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Government -- (continued)
       243,102          0.80         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 2/16/30                               $    246,075
     9,765,086          0.68       AAA/Aa1   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 2/16/52 (d)                                354,170
     1,944,515          1.03         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 2/16/53 (d)                                156,399
       324,596          0.40         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 2/20/35                                    323,006
       280,519          0.65         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 2/20/38                                    282,288
     1,164,897          1.05         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 3/16/53 (d)                                 90,049
       286,827          0.45         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 4/16/31                                    287,705
       161,786          0.65         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 4/16/32                                    162,811
       694,791          0.70         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 4/16/32                                    700,441
     1,933,312          1.08         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 8/16/52 (d)                                135,717
       230,431          0.55         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 8/20/35                                    230,729
       755,194          0.45         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 8/20/40                                    744,640
     1,741,553          1.07         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 9/16/52 (d)                                144,612
       147,327          0.45         NR/NR   Government National Mortgage
                                             Association, Floating Rate
                                             Note, 9/20/33                                    147,400
                                                                                         ------------
                                                                                         $ 91,505,035
                                                                                         ------------
                                             Total Government                            $ 91,505,035
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $232,792,197)                         $231,602,217
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 57

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 33.0%
                                             ENERGY -- 1.2%
                                             Integrated Oil & Gas -- 0.4%
       700,000                        A/A1   ConocoPhillips Co., 1.05%, 12/15/17         $    694,186
       750,000          0.45        AA/Aa1   Shell International Finance BV,
                                             Floating Rate Note, 11/15/16                     751,010
     1,115,000          0.62       AA-/Aa1   Total Capital Canada, Ltd., Floating
                                             Rate Note, 1/15/16                             1,121,911
                                                                                         ------------
                                                                                         $  2,567,107
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.4%
       430,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                             1.45%, 11/14/14                             $    433,019
     1,000,000         45.00     BBB+/Baa1   Devon Energy Corp.,
                                             Floating Rate Note, 12/15/15                   1,002,654
       651,000                    BBB/Baa1   Marathon Oil Corp.,
                                             0.9%, 11/1/15                                    653,081
       250,000                       A/Aa3   Ras Laffan Liquefied Natural Gas
                                             Co, Ltd. III, 5.5%, 9/30/14 (144A)               256,375
                                                                                         ------------
                                                                                         $  2,345,129
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining &
                                             Marketing -- 0.1%
       500,000                    BBB/Baa3   GS Caltex Corp., 3.25%,
                                             10/1/18 (144A)                              $    506,116
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 0.3%
       500,000          0.90       A-/Baa1   Enbridge, Inc., Floating Rate
                                             Note, 10/1/16                               $    501,404
       650,000                       A-/A3   TransCanada PipeLines, Ltd.,
                                             0.75%, 1/15/16                                   650,535
       750,000                    BBB/Baa2   Williams Partners LP, 3.8%, 2/15/15              771,752
                                                                                         ------------
                                                                                         $  1,923,691
                                                                                         ------------
                                             Total Energy                                $  7,342,043
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.5%
                                             Diversified Metals & Mining -- 0.2%
       500,000          0.50         A+/A1   BHP Billiton Finance USA, Ltd.,
                                             Floating Rate Note, 9/30/16                 $    500,771
       560,000          1.08         A-/A3   Rio Tinto Finance USA Plc, Floating
                                             Rate Note, 6/17/16                               564,824
                                                                                         ------------
                                                                                         $  1,065,595
-----------------------------------------------------------------------------------------------------
                                             Steel -- 0.3%
     1,000,000                    BBB/Baa2   Glencore Funding LLC, 6.0%,
                                             4/15/14 (144A)                              $  1,005,977

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
     1,000,000          1.39      BBB/Baa2   Glencore Funding LLC, Floating
                                             Rate Note, 5/27/16 (144A)                   $    997,214
                                                                                         ------------
                                                                                         $  2,003,191
                                                                                         ------------
                                             Total Materials                             $  3,068,786
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.0%
                                             Aerospace & Defense -- 0.4%
       360,000                     BB-/Ba3   Bombardier, Inc., 4.25%,
                                             1/15/16 (144A)                              $    374,400
       500,000                       A-/A2   Precision Castparts Corp.,
                                             1.25%, 1/15/18                                   493,996
     1,050,000                        A/A2   The Boeing Co., 0.95%, 5/15/18                 1,022,764
       500,000          0.74          A/A2   United Technologies Corp.,
                                             Floating Rate Note, 6/1/15                       503,092
                                                                                         ------------
                                                                                         $  2,394,252
-----------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.3%
     1,000,000                     AA+/Aa3   General Electric Co., 0.85%, 10/9/15        $  1,006,102
       640,000                   BBB+/Baa2   Tyco Electronics Group SA,
                                             1.6%, 2/3/15                                     645,800
                                                                                         ------------
                                                                                         $  1,651,902
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.2%
     1,125,000                        A/A2   Caterpillar Financial Services Corp.,
                                             1.35%, 9/6/16                               $  1,140,993
       500,000          0.34          A/NR   John Deere Capital Corp.,
                                             Floating Rate Note, 2/25/16                      500,000
                                                                                         ------------
                                                                                         $  1,640,993
-----------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.1%
       750,000                    BBB/Baa2   GATX Corp., 1.25%, 3/4/17                   $    750,313
                                                                                         ------------
                                             Total Capital Goods                         $  6,437,460
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Railroads -- 0.1%
       730,000          0.44          A/A3   Canadian National Railway Co.,
                                             Floating Rate Note, 11/6/15                 $    730,491
-----------------------------------------------------------------------------------------------------
                                             Trucking -- 0.2%
       969,000                   BBB-/Baa3   Penske Truck Leasing Co. LP,
                                             2.5%, 7/11/14 (144A)                        $    975,404
                                                                                         ------------
                                             Total Transportation                        $  1,705,895
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.0%
                                             Auto Parts & Equipment -- 0.0%+
       250,000                   BBB+/Baa1   Johnson Controls, Inc., 1.75%, 3/1/14       $    250,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 59

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 1.0%
     1,000,000                       A-/A3   Daimler Finance North America LLC,
                                             1.3%, 7/31/15 (144A)                        $  1,008,284
     1,000,000                       A-/A3   Daimler Finance North America LLC,
                                             1.45%, 8/1/16 (144A)                           1,009,347
     1,000,000                   BBB+/Baa1   Hyundai Motor Manufacturing
                                             Czech s.r.o., 4.5%, 4/15/15 (144A)             1,038,507
     1,000,000                     BBB+/A3   Nissan Motor Acceptance Corp.,
                                             2.65%, 9/26/18 (144A)                          1,019,773
       100,000                     BBB+/A3   Nissan Motor Acceptance Corp.,
                                             4.5%, 1/30/15 (144A)                             103,494
       500,000          0.79       BBB+/A3   Nissan Motor Acceptance Corp.,
                                             Floating Rate Note, 3/3/17 (144A)                499,250
       750,000                       A-/A3   Volkswagen International Finance NV,
                                             1.125%, 11/18/16 (144A)                          751,385
       500,000                       A-/A3   Volkswagen International Finance NV,
                                             1.6%, 11/20/17 (144A)                            502,230
       300,000                       A-/A3   Volkswagen International Finance NV,
                                             1.875%, 4/1/14 (144A)                            300,330
                                                                                         ------------
                                                                                         $  6,232,600
                                                                                         ------------
                                             Total Automobiles & Components              $  6,482,600
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.2%
                                             Restaurants -- 0.1%
       605,000                     A-/Baa1   Starbucks Corp., 0.875%, 12/5/16            $    604,501
-----------------------------------------------------------------------------------------------------
                                             Education Services -- 0.1%
       848,000                     AAA/Aaa   Yale University, 2.9%, 10/15/14             $    861,694
                                                                                         ------------
                                             Total Consumer Services                     $  1,466,195
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Broadcasting -- 0.5%
       750,000                    BBB/Baa2   Discovery Communications LLC,
                                             3.7%, 6/1/15                                $    778,029
       871,000          0.78         A-/A3   NBCUniversal Enterprise, Inc.,
                                             Floating Rate Note, 4/15/16 (144A)               873,341
     1,224,000                       A-/A3   NBCUniversal Media LLC, 2.1%, 4/1/14           1,225,619
                                                                                         ------------
                                                                                         $  2,876,989
-----------------------------------------------------------------------------------------------------
                                             Publishing -- 0.1%
       250,000                   BBB+/Baa2   Thomson Reuters Corp.,
                                             0.875%, 5/23/16                             $    249,492
       500,000                   BBB+/Baa2   Thomson Reuters Corp., 1.3%,
                                             2/23/17                                          499,626
                                                                                         ------------
                                                                                         $    749,118
                                                                                         ------------
                                             Total Media                                 $  3,626,107
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.3%
                                             Drug Retail -- 0.3%
     1,746,000          0.74      BBB/Baa1   Walgreen Co., Floating Rate
                                             Note, 3/13/14                               $  1,745,963
                                                                                         ------------
                                             Total Food & Staples Retailing              $  1,745,963
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.8%
                                             Brewers -- 0.4%
       225,000                        A/A3   Anheuser-Busch Companies LLC,
                                             5.0%, 1/15/15                               $    233,817
       500,000          0.43          A/A3   Anheuser-Busch InBev Finance, Inc.,
                                             Floating Rate Note, 1/27/17                      500,146
       500,000                        A/A3   Anheuser-Busch InBev Worldwide,
                                             Inc., 1.5%, 7/14/14                              502,029
       430,000                        A/A3   Anheuser-Busch InBev Worldwide,
                                             Inc., 4.125%, 1/15/15                            443,696
       500,000                   BBB+/Baa1   SABMiller Holdings, Inc., 1.85%,
                                             1/15/15 (144A)                                   505,985
                                                                                         ------------
                                                                                         $  2,185,673
-----------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.0%+
       189,000                      BBB/A3   Coca-Cola Enterprises, Inc.,
                                             2.125%, 9/15/15                             $    192,808
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.4%
       735,000          0.54       BBB+/A2   Campbell Soup Co., Floating Rate
                                             Note, 8/1/14                                $    735,748
       250,000                     BBB+/A3   General Mills, Inc., 0.875%, 1/29/16             250,704
       565,000          0.44       BBB+/A3   General Mills, Inc., Floating Rate
                                             Note, 1/28/16                                    565,003
     1,000,000                   BBB+/Baa2   Wm Wrigley Jr Co., 2.0%,
                                             10/20/17 (144A)                                1,007,830
                                                                                         ------------
                                                                                         $  2,559,285
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $  4,937,766
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
       500,000                       A+/A1   Reckitt Benckiser Treasury Services
                                             Plc, 2.125%, 9/21/18 (144A)                 $    501,798
                                                                                         ------------
                                             Total Household & Personal Products         $    501,798
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.7%
                                             Health Care Equipment -- 0.2%
       500,000                        A/A3   Baxter International, Inc.,
                                             0.95%, 6/1/16                               $    501,822
       500,000                   BBB-/Baa3   Boston Scientific Corp., 2.65%, 10/1/18          507,293
       510,000                      A/Baa1   St. Jude Medical, Inc., 2.5%, 1/15/16            525,451
                                                                                         ------------
                                                                                         $  1,534,566
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 61

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Health Care Distributors -- 0.1%
       500,000                     A-/Baa2   Cardinal Health, Inc., 4.0%, 6/15/15        $    520,914
-----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
       492,000                   BBB+/Baa3   Express Scripts Holding Co.,
                                             2.1%, 2/12/15                               $    498,864
       400,000                   BBB+/Baa3   Express Scripts Holding Co.,
                                             2.75%, 11/21/14                                  406,445
     1,000,000                   BBB+/Baa3   Express Scripts Holding Co.,
                                             3.125%, 5/15/16                                1,045,882
                                                                                         ------------
                                                                                         $  1,951,191
-----------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
       500,000                        A/A3   UnitedHealth Group, Inc., 1.875%,
                                             11/15/16                                    $    512,335
                                                                                         ------------
                                             Total Health Care Equipment
                                             & Services                                  $  4,519,006
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.5%
                                             Biotechnology -- 0.1%
       500,000                      A/Baa1   Amgen, Inc., 2.5%, 11/15/16                 $    519,135
-----------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.1%
       434,000          0.33       AAA/Aaa   Johnson & Johnson, Floating Rate
                                             Note, 5/15/14                               $    434,088
       500,000                   BBB-/Baa2   Zoetis, Inc., 1.15%, 2/1/16                      502,304
                                                                                         ------------
                                                                                         $    936,392
-----------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.3%
       620,000                     BBB+/NR   Agilent Technologies, Inc.,
                                             5.5%, 9/14/15                               $    664,518
     1,000,000                    BBB/Baa3   Thermo Fisher Scientific, Inc.,
                                             2.4%, 2/1/19                                   1,002,186
                                                                                         ------------
                                                                                         $  1,666,704
                                                                                         ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences               $  3,122,231
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 8.8%
                                             Diversified Banks -- 4.9%
       500,000                        A/A2   ABN AMRO Bank NV, 1.375%,
                                             1/22/16 (144A)                              $    504,988
       750,000          1.04          A/A2   ABN AMRO Bank NV, Floating Rate
                                             Note, 10/28/16 (144A)                            753,752
     1,000,000                     AA-/Aa3   ANZ New Zealand Int'l, Ltd. London,
                                             1.125%, 3/24/16 (144A)                         1,003,800
       500,000                      A+/Aa3   Bank of Montreal, 0.8%, 11/6/15                  502,696
       500,000                      A+/Aa2   Bank of Nova Scotia, 1.1%, 12/13/16              502,383

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
       500,000                      A+/Aa2   Bank of Nova Scotia, 1.375%,
                                             7/15/16                                     $    507,000
       500,000                      A+/Aa2   Bank of Nova Scotia, 1.45%, 4/25/18              493,938
     1,000,000          1.28        A+/Aa2   Bank of Nova Scotia, Floating Rate
                                             Note, 1/12/15                                  1,008,956
       229,000          0.81          A/A2   Barclays Bank Plc, Floating Rate
                                             Note, 2/17/17                                    229,603
       500,000                   BBB-/Baa3   BBVA US Senior SAU, 3.25%, 5/16/14               502,413
       550,000          1.49          A/A2   BPCE SA, Floating Rate Note, 4/25/16             556,751
       500,000          0.72       AA-/Aa2   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, Floating Rate
                                             Note, 3/18/16                                    503,144
       500,000                      A+/Aa3   Export-Import Bank of Korea,
                                             1.25%, 11/20/15                                  504,104
     1,000,000          1.09        A+/Aa3   Export-Import Bank of Korea, Floating
                                             Rate Note, 9/17/16                             1,002,503
       750,000                       NR/A2   HSBC Bank Middle East, Ltd., 3.0%,
                                             10/21/15                                         766,950
     3,000,000                     AAA/Aaa   International Bank for Reconstruction
                                             & Development, 0.58%, 11/30/16                 2,991,750
       500,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                             1/15/16                                          513,085
       750,000          1.19       AA-/Aa2   National Australia Bank, Ltd., Floating
                                             Rate Note, 7/25/14 (144A)                        752,934
       250,000          0.70       AA-/Aa3   Nordea Bank AB, Floating Rate Note,
                                             5/13/16 (144A)                                   250,946
     1,000,000                     AA-/Aa3   Royal Bank of Canada, 1.45%, 9/9/16            1,016,745
       550,000          0.57       AA-/Aa3   Royal Bank of Canada, Floating
                                             Rate Note, 1/23/17                               549,845
       750,000         22.00       AA-/Aa3   Royal Bank of Canada, Floating Rate
                                             Note, 12/16/15                                   751,065
       500,000                       A+/A2   Standard Chartered Plc, 3.85%,
                                             4/27/15 (144A)                                   517,650
       500,000          1.18         A+/A2   Standard Chartered Plc, Floating Rate
                                             Note, 5/12/14 (144A)                             501,070
       750,000          0.67        A+/Aa3   Sumitomo Mitsui Banking Corp., Floating
                                             Rate Note, 1/10/17                               751,907
       300,000          0.91        A+/Aa3   Sumitomo Mitsui Banking Corp., Floating
                                             Rate Note, 7/19/16                               302,272
       500,000          1.02         A+/A1   Sumitomo Mitsui Trust Bank, Ltd., Floating
                                             Rate Note, 9/16/16 (144A)                        503,384
     1,000,000          0.72       AA-/Aa3   Svenska Handelsbanken AB, Floating
                                             Rate Note, 9/23/16                             1,004,562
       200,000          0.53        NR/Aa3   Svenska Handelsbanken New York NY,
                                             Floating Rate Note, 1/16/15                      200,396

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 63

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
       500,000          0.70       AAA/Aaa   Swedbank Hypotek AB, Floating
                                             Rate Note, 3/28/14 (144A)                   $    500,153
     1,000,000                      A+/Aa3   The Bank of Tokyo-Mitsubishi UFJ,
                                             Ltd., 1.55%, 9/9/16 (144A)                     1,012,475
     1,000,000                      A+/Aa3   The Korea Development Bank,
                                             1.0%, 1/22/16                                  1,001,014
       750,000          0.86        NR/Aa3   The Korea Development Bank, Floating
                                             Rate Note, 1/22/17                               750,968
       345,000                     AA-/Aa1   The Toronto-Dominion Bank, 1.375%,
                                             7/14/14                                          346,412
       500,000                     AA-/Aa1   The Toronto-Dominion Bank, 1.4%,
                                             4/30/18                                          493,750
       500,000          0.44       AA-/Aa1   The Toronto-Dominion Bank, Floating
                                             Rate Note, 11/6/15                               500,500
     1,000,000          0.42       AA-/Aa1   The Toronto-Dominion Bank, Floating
                                             Rate Note, 5/1/15                              1,001,690
       644,000          0.54       AA-/Aa1   The Toronto-Dominion Bank, Floating
                                             Rate Note, 7/14/14                               644,729
       500,000          0.70       AA-/Aa1   The Toronto-Dominion Bank, Floating
                                             Rate Note, 9/9/16                                501,996
     1,185,000                        A/A3   Wachovia Corp., 5.25%, 8/1/14                  1,208,503
       500,000                       A+/A2   Wells Fargo & Co., 1.25%, 7/20/16                505,810
     1,050,000                       A+/A2   Wells Fargo & Co., 1.5%, 7/1/15                1,064,301
       575,000          0.87         A+/A2   Wells Fargo & Co., Floating Rate
                                             Note, 4/23/18                                    578,778
       250,000          0.45         A+/A1   Wells Fargo Bank NA, Floating Rate
                                             Note, 5/16/16                                    248,697
                                                                                         ------------
                                                                                         $ 30,310,368
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- 3.4%
     1,300,000          0.69         A-/A2   American Express Centurion Bank,
                                             Floating Rate Note, 11/13/15                $  1,306,308
       103,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                        103,891
       500,000                       A-/A2   BB&T Corp., 2.05%, 4/28/14                       500,558
       500,000                       A-/A2   BB&T Corp., 5.7%, 4/30/14                        504,079
     1,875,000          0.94         A-/A2   BB&T Corp., Floating Rate Note,
                                             4/28/14                                        1,876,618
       500,000                        A/A1   Branch Banking & Trust Co., 2.3%,
                                             10/15/18                                         507,510
       250,000          0.56         A-/A2   Branch Banking & Trust Co., Floating
                                             Rate Note, 9/13/16                               248,570
     1,500,000                        A/A1   Credit Suisse New York NY, 5.5%, 5/1/14        1,512,446
       730,000          0.67      BBB/Baa2   Fifth Third Bancorp, Floating Rate
                                             Note, 12/20/16                                   723,396
       750,000                       A-/A3   Fifth Third Bank Cincinnati Ohio,
                                             1.15%, 11/18/16                                  753,483

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- (continued)
       500,000          0.64         A-/A3   Fifth Third Bank Cincinnati Ohio,
                                             Floating Rate Note, 2/26/16                 $    500,726
       500,000                       A-/A3   KeyBank NA Cleveland Ohio,
                                             1.1%, 11/25/16                                   502,010
     1,000,000                       A-/A3   KeyBank NA Cleveland Ohio,
                                             1.65%, 2/1/18                                    999,180
     1,025,000                   BBB+/Baa1   KeyBank NA Cleveland Ohio,
                                             5.8%, 7/1/14                                   1,042,626
       931,000                   BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                          970,821
       500,000          0.61          A/A2   Manufacturers & Traders Trust Co.,
                                             Floating Rate Note, 1/30/17                      499,648
       250,000          0.59         A-/A3   National City Bank Cleveland Ohio,
                                             Floating Rate Note, 12/15/16                     247,948
       450,000                        A/A2   PNC Bank NA, 1.125%, 1/27/17                     450,487
       550,000                        A/A2   PNC Bank NA, 1.3%, 10/3/16                       555,069
       500,000          0.55          A/A2   PNC Bank NA, Floating Rate Note,
                                             1/28/16                                          500,613
       500,000          0.56          A/A2   PNC Bank NA, Floating Rate Note,
                                             4/29/16                                          500,354
       190,000                       A-/A3   PNC Funding Corp., 5.4%, 6/10/14                 192,510
       550,000          0.44         A+/A1   State Street Bank & Trust Co., Floating
                                             Rate Note, 12/8/15                               549,330
       500,000          0.68       BBB+/A3   SunTrust Bank, Floating Rate Note,
                                             2/15/17                                          499,857
       430,000          0.55      BBB/Baa1   SunTrust Bank, Floating Rate Note,
                                             4/1/15                                           429,189
       500,000                    BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17              530,124
       600,000          4.45      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                             Floating Rate Note (Perpetual)                   600,600
     1,000,000                       A+/A2   Union Bank NA, 2.625%, 9/26/18                 1,029,156
     1,285,000                       A+/A1   US Bancorp, 4.2%, 5/15/14                      1,294,823
     1,000,000          0.59       AA-/Aa3   US Bank NA Cincinnati Ohio, Floating
                                             Rate Note, 1/30/17                             1,000,856
                                                                                         ------------
                                                                                         $ 20,932,786
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.5%
       325,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17      $    352,426
     2,269,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                             Pennsylvania, 3.0%, 9/24/15                    2,346,754
       600,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                             Pennsylvania, 3.45%, 8/27/18                     625,772
                                                                                         ------------
                                                                                         $  3,324,952
                                                                                         ------------
                                             Total Banks                                 $ 54,568,106
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 65

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 6.9%
                                             Other Diversified Financial
                                             Services -- 2.5%
       575,000                     A-/Baa2   Bank of America Corp., 1.25%,
                                             1/11/16                                     $    578,837
       500,000                     A-/Baa2   Bank of America Corp., 1.35%,
                                             11/21/16                                         500,989
       500,000                     A-/Baa2   Bank of America Corp., 3.7%, 9/1/15              521,074
       450,000                     A-/Baa2   Bank of America Corp., 5.45%, 7/15/14            456,953
     2,000,000          1.07       A-/Baa2   Bank of America Corp., Floating Rate
                                             Note, 3/22/16                                  2,013,032
       500,000                        A/A2   Bank of America NA, 1.25%, 2/14/17               500,492
       500,000                     A-/Baa2   Citigroup, Inc., 1.3%, 4/1/16                    502,808
     1,500,000                   BBB+/Baa3   Citigroup, Inc., 5.0%, 9/15/14                 1,535,139
       750,000          0.92       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                             11/15/16                                         753,704
       907,000          0.52       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                             11/5/14                                          907,172
       500,000          1.04       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                             4/1/16                                           502,992
       750,000          1.20       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                             7/25/16                                          758,366
       485,000                      AA+/A1   General Electric Capital Corp.,
                                             1.625%, 7/2/15                                   492,808
       750,000          0.47        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 1/14/16                               750,697
       215,000          0.84        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 1/8/16                                216,552
       500,000          0.94        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 4/24/14                               500,374
       500,000          0.87        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 4/7/14                                500,305
       350,000          0.43        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 5/11/16                               349,492
       500,000          1.38        AA+/A1   General Electric Capital Corp., Floating
                                             Rate Note, 8/1/17                                500,218
       823,000                        A/A3   JPMorgan Chase & Co., 1.875%,
                                             3/20/15                                          834,250
       265,000                        A/A3   JPMorgan Chase & Co., 3.4%, 6/24/15              274,453
       500,000          0.76          A/A3   JPMorgan Chase & Co., Floating Rate
                                             Note, 2/15/17                                    501,024
       500,000          3.58          A/A3   JPMorgan Chase & Co., Floating Rate
                                             Note, 2/25/21                                    505,000
       500,000          0.94       A-/Baa1   JPMorgan Chase & Co., Floating Rate
                                             Note, 3/31/16                                    496,114
                                                                                         ------------
                                                                                         $ 15,452,845
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings -- 0.1%
     1,000,000          0.39        AA/Aa2   Berkshire Hathaway Finance Corp.,
                                             Floating Rate Note, 1/10/17                 $  1,001,420
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.5%
       175,000                     A-/Baa1   Harley-Davidson Financial Services,
                                             Inc., 3.875%, 3/15/16 (144A)                $    184,946
       500,000                     AA+/Aa2   MassMutual Global Funding II,
                                             2.875%, 4/21/14 (144A)                           501,656
       750,000         12.00       AA+/Aa2   MassMutual Global Funding II, Floating
                                             Rate Note, 12/11/15 (144A)                       750,530
       500,000          0.54          A/A2   National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate
                                             Note, 11/23/16                                   500,668
       930,000          0.49          A/A2   National Rural Utilities Cooperative
                                             Finance Corp., Floating Rate
                                             Note, 4/4/14                                     930,243
       150,000                        A/A3   NYSE Euronext, 2.0%, 10/5/17                     153,315
                                                                                         ------------
                                                                                         $  3,021,358
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 2.3%
       500,000                       A-/A2   American Express Credit Corp.,
                                             1.3%, 7/29/16                               $    505,150
       553,000                       A-/A2   American Express Credit Corp.,
                                             5.125%, 8/25/14                                  565,430
       500,000          1.10         A-/A2   American Express Credit Corp.,
                                             Floating Rate Note, 6/24/14                      501,260
       500,000                       A+/A1   American Honda Finance Corp.,
                                             1.125%, 10/7/16                                  504,086
       200,000                       A+/A1   American Honda Finance Corp.,
                                             1.85%, 9/19/14 (144A)                            201,792
       175,000          0.61         A+/A1   American Honda Finance Corp.,
                                             Floating Rate Note, 5/26/16 (144A)               175,794
       500,000                      BB/Ba1   Banque PSA Finance SA, 3.375%,
                                             4/4/14 (144A)                                    499,935
       475,000                     BBB/Baa1  Capital One Financial Corp.,
                                             1.0%, 11/6/15                                    476,293
     1,559,000                    BBB/Baa1   Capital One Financial Corp.,
                                             2.125%, 7/15/14                                1,568,463
     1,000,000                    BBB/Baa1   Capital One Financial Corp.,
                                             2.15%, 3/23/15                                 1,016,877
       750,000          0.88      BBB/Baa1   Capital One Financial Corp., Floating
                                             Rate Note, 11/6/15                               752,457
       500,000                   BBB-/Baa3   Ford Motor Credit Co LLC,
                                             2.75%, 5/15/15                                   511,713
       500,000                   BBB-/Baa3   Ford Motor Credit Co LLC,
                                             2.875%, 10/1/18                                  513,246
       250,000                   BBB-/Baa3   Ford Motor Credit Co. LLC,
                                             2.375%, 1/16/18                                  253,451

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 67

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
       200,000                   BBB-/Baa3   Ford Motor Credit Co. LLC,
                                             3.875%, 1/15/15                             $    205,524
       500,000                   BBB+/Baa1   Hyundai Capital America, 1.875%,
                                             8/9/16 (144A)                                    507,384
       598,000                        A/A2   John Deere Capital Corp., 1.05%,
                                             10/11/16                                         600,832
       950,000                        A/A2   John Deere Capital Corp., 2.95%,
                                             3/9/15                                           975,013
     1,090,000          0.53          A/A2   John Deere Capital Corp., Floating
                                             Rate Note, 10/11/16                            1,092,268
     1,055,000          0.49         A+/A1   PACCAR Financial Corp., Floating
                                             Rate Note, 6/5/14                              1,055,653
       750,000                     AA-/Aa3   Toyota Motor Credit Corp., 0.75%,
                                             3/5/17 (Step)                                    749,599
     1,075,000          0.53       AA-/Aa3   Toyota Motor Credit Corp., Floating
                                             Rate Note, 5/17/16                             1,079,297
                                                                                         ------------
                                                                                         $ 14,311,517
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.4%
       300,000                      AA-/A1   Franklin Resources, Inc.,
                                             3.125%, 5/20/15                             $    309,232
       265,000                       A+/A1   State Street Corp., 4.3%, 5/30/14                267,547
       750,000          0.59         A+/A1   State Street Corp., Floating Rate
                                             Note, 3/7/14                                     750,016
     1,000,000                       A+/A1   The Bank of New York Mellon Corp.,
                                             1.7%, 11/24/14                                 1,008,765
       220,000                       A+/A1   The Bank of New York Mellon Corp.,
                                             3.1%, 1/15/15                                    225,234
       110,000          0.51         A+/A1   The Bank of New York Mellon Corp.,
                                             Floating Rate Note, 7/28/14                      110,107
                                                                                         ------------
                                                                                         $  2,670,901
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 1.1%
       275,000          3.10       A-/Baa2   Morgan Stanley, Floating Rate
                                             Note, 11/9/18                               $    279,744
       500,000          1.48       A-/Baa2   Morgan Stanley, Floating Rate
                                             Note, 2/25/16                                    507,396
       500,000          1.25       A-/Baa2   Morgan Stanley, Floating Rate
                                             Note, 6/6/16                                     497,420
     1,000,000                      NR/Aa1   North American Development
                                             Bank, 2.3%, 10/10/18                             996,200
       283,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                             4.25%, 4/15/16                                   301,271
       500,000                        A/A3   TD Ameritrade Holding Corp.,
                                             4.15%, 12/1/14                                   513,787

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- (continued)
     1,500,000          0.62          A/A3   The Bear Stearns Companies LLC,
                                             Floating Rate Note, 11/21/16                $  1,495,182
       250,000                        A/A2   The Charles Schwab Corp.,
                                             0.85%, 12/4/15                                   250,713
       340,000                     A-/Baa1   The Goldman Sachs Group, Inc.,
                                             3.7%, 8/1/15                                     353,482
       300,000                     A-/Baa1   The Goldman Sachs Group, Inc.,
                                             5.0%, 10/1/14                                    307,677
       500,000          0.74       A-/Baa1   The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 1/12/15                      501,080
       250,000          1.23       A-/Baa1   The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 11/21/14                     251,192
       475,000          0.70       A-/Baa1   The Goldman Sachs Group, Inc.,
                                             Floating Rate Note, 3/22/16                      473,758
                                                                                         ------------
                                                                                         $  6,728,902
                                                                                         ------------
                                             Total Diversified Financials                $ 43,186,943
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 6.2%
                                             Life & Health Insurance -- 0.8%
       500,000                       A-/A3   Aflac, Inc., 3.45%, 8/15/15                 $    521,532
       500,000          0.42       BBB+/A3   Hartford Life Global Funding Trusts,
                                             Floating Rate Note, 6/16/14                      499,938
       500,000          0.43         AA/A1   Jackson National Life Global Funding,
                                             Floating Rate Note, 3/17/14 (144A)               500,034
     1,000,000          0.60         AA/A1   Jackson National Life Global Funding,
                                             Floating Rate Note, 9/30/15 (144A)             1,003,601
       250,000                     A-/Baa1   Lincoln National Corp., 4.3%, 6/15/15            261,245
       500,000          0.61       AA-/Aa3   MetLife Institutional Funding II,
                                             Floating Rate Note, 1/6/15 (144A)                501,372
       500,000          0.46        AA-/A1   Pricoa Global Funding I, Floating Rate
                                             Note, 6/24/16 (144A)                             496,705
       390,000          0.60         A+/A1   Principal Life Global Funding II, Floating
                                             Rate Note, 5/27/16 (144A)                        390,604
       425,000                      A/Baa1   Prudential Covered Trust 2012-1,
                                             2.997%, 9/30/15 (144A)                           437,674
       500,000                      A/Baa1   Prudential Financial, Inc., 3.875%,
                                             1/14/15                                          514,435
                                                                                         ------------
                                                                                         $  5,127,140
-----------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.8%
       300,000                   BBB+/Baa2   Assurant, Inc., 2.5%, 3/15/18               $    300,667
       500,000                   BBB-/Baa3   Genworth Holdings, Inc., 5.75%,
                                             6/15/14                                          506,955
       350,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.75%,
                                             3/15/14 (144A)                                   350,484

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 69

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- (continued)
       410,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                             6/15/14 (144A)                              $    417,038
       230,000                     AA-/Aa3   Metropolitan Life Global Funding I,
                                             5.125%, 6/10/14 (144A)                           232,972
       300,000          0.77       AA-/Aa3   Metropolitan Life Global Funding I,
                                             Floating Rate Note, 7/15/16 (144A)               302,053
     1,250,000                        A/A2   Metropolitan Life Insurance Co.,
                                             7.7%, 11/1/15 (144A)                           1,376,104
       500,000                     AA+/Aaa   New York Life Global Funding,
                                             1.125%, 3/1/17 (144A)                            500,718
     1,050,000          0.59       AA+/Aaa   New York Life Global Funding, Floating
                                             Rate Note, 5/23/16 (144A)                      1,055,829
                                                                                         ------------
                                                                                         $  5,042,820
-----------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.2%
     1,500,000                     A-/Baa2   XLIT, Ltd., 5.25%, 9/15/14                  $  1,536,459
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- 4.4%
     2,385,000          4.25        BB+/NR   Armor Re, Ltd., Floating Rate Note,
                                             5/14/14 (Cat Bond) (144A)                   $  2,388,100
       500,000          3.62         BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                             Note, 1/17/19 (Cat Bond) (144A)                  510,700
       250,000          8.12        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (Cat Bond) (144A)              262,475
       250,000          4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                             Note, 5/23/16 (Cat Bond) (144A)                  254,700
       250,000          2.56        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                             Note, 5/3/16 (Cat Bond) (144A)                   249,850
       250,000          5.31        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                         252,850
       750,000          6.91         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                         778,050
       400,000         10.24        NR/Ba2   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                         423,480
     1,000,000          4.74       NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                       1,016,800
       375,000         10.31        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                         389,475
       500,000          6.66         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                             3/13/15 (Cat Bond) (144A)                        516,400
       250,000          6.68        BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                             Rate Note, 2/4/16 (Cat Bond) (144A)              253,025
     1,850,000         17.77         B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                             4/30/14 (Cat Bond) (144A)                      1,895,140
       500,000          5.03        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                             Note, 2/25/15 (Cat Bond) (144A)                  510,650
       500,000          7.44         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                             1/9/19 (Cat Bond) (144A)                         520,400

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
       250,000          4.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             6/28/16 (Cat Bond) (144A)                 $      254,050
       750,000          6.96        BB-/NR   Johnston Re, Ltd., Floating Rate
                                             Note, 5/8/14 (Cat Bond) (144A)                   755,550
     1,550,000          7.66        BB-/NR   Johnston Re, Ltd., Floating Rate
                                             Note, 5/8/14 (Cat Bond) (144A)                 1,563,485
       250,000           N/A         NR/NR   Loma Reinsurance, Ltd. Bermuda,
                                             Floating Rate Note, 1/8/18 (Cat
                                             Bond) (144A)                                     255,250
       250,000          4.05         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                             Note, 5/18/16 (Cat Bond) (144A)                  254,750
       500,000          6.24        BB+/NR   Longpoint Re, Ltd., Floating Rate
                                             Note, 6/12/15 (Cat Bond) (144A)                  520,650
       500,000          8.53        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                         529,050
       500,000          8.03        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                         531,150
       750,000          8.55         B+/NR   Mythen Re, Ltd., Series 2012-2
                                             Class A, Floating Rate Note, 1/5/17
                                             (Cat Bond) (144A)                                800,250
       250,000          8.00         NR/NR   Mythen Re, Ltd., Series 2013-1
                                             Class B, Floating Rate Note, 7/9/15
                                             (Cat Bond) (144A)                                260,125
       500,000          7.25        BB-/NR   Northshore Re, Ltd., Floating Rate
                                             Note, 7/5/16 (Cat Bond) (144A)                   520,200
       500,000          3.53         NR/NR   Queen City Re, Floating Rate Note,
                                             1/6/19 (Cat Bond) (144A)                         498,200
       250,000          7.56         CC/NR   Queen Street II Capital, Ltd., Floating
                                             Rate Note, 4/9/14 (Cat Bond) (144A)              250,800
       500,000          7.56        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)              513,950
       500,000          8.56        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                   518,600
       500,000          8.66          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                             Note, 4/8/16 (Cat Bond) (144A)                   525,300
       500,000          6.56         NR/NR   Queen Street VIII Re, Ltd., Floating Rate
                                             Note, 6/8/16 (Cat Bond) (144A)                   510,700
       250,000          8.80         B+/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                     264,950
       500,000          9.06        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat
                                             Bond) (144A)                                     528,550
     1,150,000          4.57        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                   1,191,515

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 71

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
       250,000          8.07         BB/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16 (Cat
                                             Bond) (144A)                                $    275,325
       250,000          9.32         B-/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 6/6/17 (Cat
                                             Bond) (144A)                                     260,500
       750,000          4.06         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                         749,175
       750,000          3.56        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                         750,150
       250,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                             (144A) (c) (e)                                   311,875
       250,000                       NR/NR   Silverton Re, Ltd., 9/16/16 (Cat
                                             Bond) (144A) (e)                                 256,425
       750,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                             6.375%, 3/20/17 (144A)                           844,560
       250,000          8.66         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                             5/9/16 (Cat Bond) (144A)                         266,225
       250,000          6.25         NR/NR   Tradewynd Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                   252,025
       250,000          3.00       BBB-/NR   Vita Capital IV, Ltd., Floating Rate
                                             Note, 1/15/16 (Cat Bond) (144A)                  253,675
       750,000          0.04       BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                             Note, 1/15/17 (Cat Bond) (144A)                  762,825
       500,000          2.81       BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                             Note, 1/9/17 (Cat Bond) (144A)                   510,500
       500,000           N/A       BBB+/NR   Vitality Re V, Ltd., Floating Rate
                                             Note, 1/7/19 (Cat Bond) (144A)                   500,000
                                                                                         ------------
                                                                                         $ 27,262,430
                                                                                         ------------
                                             Total Insurance                             $ 38,968,849
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.6%
                                             Diversified REIT -- 0.2%
       500,000                   BBB-/Baa3   ARC Properties Operating
                                             Partnership LP, 2.0%, 2/6/17 (144A)         $    500,338
       650,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15           675,038
                                                                                         ------------
                                                                                         $  1,175,376
-----------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.2%
     1,000,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 1/15/15        $  1,035,045
-----------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 0.2%
       500,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 2.25%, 3/15/18                 $    504,007
       290,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                             4.3%, 1/15/16                                    302,145

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Specialized REIT -- (continued)
       500,000                   BBB+/Baa1   Ventas Realty LP, 3.125%, 11/30/15          $    520,394
                                                                                         ------------
                                                                                         $  1,326,546
                                                                                         ------------
                                             Total Real Estate                           $  3,536,967
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.1%
                                             Systems Software -- 0.1%
       500,000                       A+/A1   Oracle Corp., 2.375%, 1/15/19               $    510,934
                                                                                         ------------
                                             Total Software & Services                   $    510,934
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.2%
                                             Communications Equipment -- 0.1%
       500,000          0.29         NR/A1   Cisco Systems, Inc., Floating Rate
                                             Note, 9/3/15                                $    500,224
-----------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 0.1%
       400,000          0.29       AA+/Aa1   Apple, Inc., Floating Rate Note, 5/3/16     $    399,936
       470,000                   BBB+/Baa1   Hewlett-Packard Co., 2.625%, 12/9/14             477,303
                                                                                         ------------
                                                                                         $    877,239
                                                                                         ------------
                                             Total Technology Hardware
                                             & Equipment                                 $  1,377,463
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.3%
                                             Semiconductors -- 0.3%
       500,000                     A-/Baa1   Altera Corp., 2.5%, 11/15/18                $    504,824
       700,000                       A+/A1   Intel Corp., 1.35%, 12/15/17                     699,847
       500,000                       NR/NR   Micron Semiconductor Asia Pte,
                                             Ltd., 1.258%, 1/15/19                            498,476
                                                                                         ------------
                                                                                         $  1,703,147
                                                                                         ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                     $  1,703,147
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 1.4%
                                             Integrated Telecommunication
                                             Services -- 1.1%
       500,000                       A-/A3   AT&T, Inc., 0.875%, 2/13/15                 $    502,115
     1,000,000                   BBB+/Baa1   Deutsche Telekom International
                                             Finance BV, 4.875%, 7/8/14                     1,014,962
       500,000                       NR/A2   GTP Acquisition Partners I LLC,
                                             4.347%, 6/15/16 (144A)                           525,771
       550,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                             2/15/15 (144A)                                   563,671
     1,070,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                             2/15/15 (144A)                                 1,103,749
       500,000                       A-/A2   Qtel International Finance, Ltd.,
                                             3.375%, 10/14/16 (144A)                          526,900

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 73

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication
                                             Services -- (continued)
       750,000                     BB+/Ba1   Telecom Italia Capital SA,
                                             4.95%, 9/30/14                              $    764,062
       500,000                    BBB/Baa2   Telefonica Emisiones SAU,
                                             3.992%, 2/16/16                                  525,544
       519,000                   BBB+/Baa1   Verizon Communications, Inc.,
                                             1.95%, 3/28/14                                   519,549
       500,000                   BBB+/Baa1   Verizon Communications, Inc.,
                                             3.0%, 4/1/16                                     522,082
       535,000          1.77     BBB+/Baa1   Verizon Communications, Inc., Floating
                                             Rate Note, 9/15/16                               549,878
                                                                                         ------------
                                                                                         $  7,118,283
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.3%
     1,000,000          1.24         A-/A2   America Movil SAB de CV, Floating
                                             Rate Note, 9/12/16                          $  1,013,477
       500,000                       NR/A2   Crown Castle Towers LLC, 3.214%,
                                             8/15/15 (144A)                                   509,674
       275,000          0.62         A-/A3   Vodafone Group Plc, Floating Rate
                                             Note, 2/19/16                                    275,541
                                                                                         ------------
                                                                                         $  1,798,692
                                                                                         ------------
                                             Total Telecommunication Services            $  8,916,975
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.1%
                                             Electric Utilities -- 0.8%
       500,000                   BBB-/Baa1   American Electric Power Co, Inc.,
                                             1.65%, 12/15/17                             $    500,072
       500,000                       A-/A2   Commonwealth Edison Co.,
                                             1.95%, 9/1/16                                    512,202
       500,000                        A/A1   Duke Energy Florida, Inc.,
                                             0.65%, 11/15/15                                  501,218
       303,000          0.59         A/Aa3   Duke Energy Indiana, Inc., Floating
                                             Rate Note, 7/11/16                               303,081
       750,000          0.70        A+/Aa3   Electricite de France, Floating Rate
                                             Note, 1/20/17 (144A)                             750,270
       350,000          0.56          A/A3   Georgia Power Co., Floating Rate
                                             Note, 3/15/16                                    349,652
       500,000          0.64          A/A3   Georgia Power Co., Floating Rate
                                             Note, 8/15/16                                    500,387
     1,000,000                    BBB/Baa1   Iberdrola Finance Ireland, Ltd.,
                                             3.8%, 9/11/14 (144A)                           1,015,169
       341,000          0.48         A-/A2   NSTAR Electric Co., Floating Rate
                                             Note, 5/17/16                                    340,576
                                                                                         ------------
                                                                                         $  4,772,627
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.2%
       580,000                   BBB+/Baa2   Dominion Resources, Inc. Virginia,
                                             1.8%, 3/15/14                               $    580,239
     1,050,000                   BBB+/Baa1   Sempra Energy, 2.0%, 3/15/14                   1,050,503
                                                                                         ------------
                                                                                         $  1,630,742
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 0.1%
       500,000                   BBB+/Baa1   PSEG Power LLC, 2.75%, 9/15/16              $    522,357
                                                                                         ------------
                                             Total Utilities                             $  6,925,726
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.2%
                                             Government -- 0.2%
     1,000,000                    BBB/Baa2   Banco Nacional de Desenvolvimento
                                             Economico e Social, 3.375%,
                                             9/26/16 (144A)                              $  1,018,750
                                                                                         ------------
                                             Total Government                            $  1,018,750
-----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $204,348,160)                         $205,669,710
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 6.5%
       312,512                     AAA/Aaa   Fannie Mae, 4.5%, 1/1/41                    $    336,693
       529,115                     AAA/Aaa   Fannie Mae, 4.5%, 5/1/39                         573,186
       902,478                     AAA/Aaa   Fannie Mae, 4.5%, 5/1/39                         981,963
       841,859                     AAA/Aaa   Fannie Mae, 5.0%, 10/1/41                        926,683
        30,236                     AAA/Aaa   Fannie Mae, 5.0%, 7/1/15                          32,445
        87,586                     AAA/Aaa   Fannie Mae, 5.5%, 12/1/35                         97,075
       411,595                     AAA/Aaa   Fannie Mae, 5.5%, 8/1/37                         456,841
       347,904                     AAA/Aaa   Fannie Mae, 6.0%, 10/1/22                        379,375
        46,430                     AAA/Aaa   Fannie Mae, 6.0%, 2/1/34                          51,684
        49,444                     AAA/Aaa   Fannie Mae, 6.0%, 4/1/38                          54,950
       319,029                     AAA/Aaa   Fannie Mae, 6.5%, 4/1/29                         358,969
            54                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/14                              54
         3,715                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/15                           3,725
         3,202                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/16                           3,318
         8,603                     AAA/Aaa   Fannie Mae, 6.5%, 7/1/32                           9,704
            84                     AAA/Aaa   Fannie Mae, 6.5%, 8/1/14                              84
        22,626                     AAA/Aaa   Fannie Mae, 6.5%, 8/1/17                          23,841
        36,736                     AAA/Aaa   Fannie Mae, 7.0%, 1/1/36                          39,522
       156,457                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/19                        171,112
        59,541                     AAA/Aaa   Fannie Mae, 7.0%, 7/1/17                          62,846
        59,531          2.60       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 1/1/25                                      60,742
       107,516          2.57       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 10/1/29                                    115,141

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 75

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- (continued)
        88,048          2.28       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 10/1/29                               $     92,280
       320,456          2.02       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 10/1/36                                    336,895
        93,340          2.55       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 11/1/24                                     94,675
         3,919          2.24       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 11/1/25                                      4,138
       116,661          1.53       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 11/1/40                                    121,759
        53,695          2.44       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 12/1/28                                     57,741
       283,784          4.40       AAA/Aaa   Fannie Mae, Floating Rate
                                             Note, 12/1/36                                    301,805
        18,147          2.45       AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/27            18,380
         1,744          2.89       AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/33             1,848
         3,422          2.59       AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/28             3,660
         2,961          2.36       AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/29             3,146
        61,951          2.59       AAA/Aaa   Fannie Mae, Floating Rate Note, 7/1/36            66,468
       302,040                      AA+/NR   Federal Home Loan Banks,
                                             2.9%, 4/20/17                                    312,713
     5,000,000          0.21       AA+/Aaa   Federal Home Loan Banks, Floating
                                             Rate Note, 6/11/14                             5,002,290
       287,486                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.0%, 5/1/24                                     306,988
       228,801                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.5%, 7/1/19                                     243,995
       254,062                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.5%, 7/1/19                                     270,954
       119,127                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 12/1/39                                    129,855
        96,231                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 2/1/21                                     103,195
        79,157                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.5%, 8/1/23                                      86,108
        12,898                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             6.5%, 7/1/16                                      13,511
         2,798          2.48       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 1/1/28                         2,996
       444,894          2.56       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 10/1/31                      449,193
     1,000,000          0.50       AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 10/24/16                   1,001,552
         6,633          2.38       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/31                        7,055

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- (continued)
       275,612          2.53       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 12/1/31                 $    277,980
        18,529          2.60       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 4/1/25                        18,734
         2,033          2.66       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 4/1/29                         2,056
         6,880          2.16       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 5/1/25                         6,935
         5,461          2.35       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 7/1/18                         5,789
       111,193          2.66       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 8/1/31                       114,531
         1,523          2.38       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 8/1/31                         1,525
     1,513,949                     AAA/Aaa   Federal National Mortgage
                                             Association, 2.5%, 9/1/22                      1,562,569
     1,100,928                     AAA/Aaa   Federal National Mortgage
                                             Association, 3.0%, 12/1/21                     1,153,222
     1,533,124                     AAA/Aaa   Federal National Mortgage
                                             Association, 4.0%, 1/1/20                      1,638,250
     1,539,141                     AAA/Aaa   Federal National Mortgage
                                             Association, 4.0%, 10/1/20                     1,644,888
     1,558,433                     AAA/Aaa   Federal National Mortgage
                                             Association, 4.0%, 3/1/21                      1,665,507
       400,569                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 8/15/19                     437,317
       192,762                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 11/15/36                    215,899
        64,656                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 12/15/31                     73,371
       300,122                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 3/15/17                     312,194
        55,711                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/37                     62,798
        39,158                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 5/15/31                      45,381
        19,167                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 7/15/35                      21,637
        52,999                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.5%, 10/15/36                     61,382
         3,109                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.5%, 6/15/14                       3,123
       676,606                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 10/20/21                   733,210
       314,495                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 11/20/22                   338,873

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 77

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- (continued)
       227,753                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 4/20/22               $    245,655
       193,918                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 8/20/19                    205,779
     1,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 10/15/15           1,000,078
     7,500,000                     AA+/Aaa   U.S. Treasury Notes, 0.375%, 2/15/16           7,507,912
     7,500,000                     AA+/Aaa   U.S. Treasury Notes, 1.5%, 8/31/18             7,549,782
-----------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $40,301,455)                          $ 40,679,530
-----------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 0.8%
                                             Municipal Airport -- 0.1%
       300,000                        A/A2   Massachusetts Port Authority,
                                             5.0%, 7/1/14                                $    304,068
       475,000                        A/A2   Massachusetts Port Authority,
                                             5.0%, 7/1/16                                     513,332
                                                                                         ------------
                                                                                         $    817,400
-----------------------------------------------------------------------------------------------------
                                             Municipal Development -- 0.1%
       250,000          3.00       AA-/Aa2   Massachusetts Development Finance
                                             Agency, Floating Rate Note, 2/15/36         $    262,695
       500,000                      AA/Aa2   State of Ohio, 3.0%, 6/15/15                     517,360
                                                                                         ------------
                                                                                         $    780,055
-----------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.2%
       500,000                       AA/A2   JobsOhio Beverage System,
                                             0.872%, 1/1/15                              $    502,360
       500,000                      BBB/A3   Texas Municipal Gas Acquisition &
                                             Supply Corp III, 5.0%, 12/15/15                  539,170
                                                                                         ------------
                                                                                         $  1,041,530
-----------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.1%
       500,000                      AA/Aa1   University of California,
                                             0.966%, 5/15/17                             $    499,545
-----------------------------------------------------------------------------------------------------
                                             Municipal Pollution -- 0.2%
     1,000,000                     A-/Baa1   County of Power Idaho, 5.625%,
                                             10/1/14                                     $  1,000,390
-----------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.1%
       890,000          1.03         NR/A1   South Carolina State Public Service
                                             Authority, Floating Rate Note, 6/1/15       $    893,952
-----------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $4,996,823)                           $  5,032,872
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS -- 5.0%**
                                             ENERGY -- 0.2%
                                             Oil & Gas Exploration &
                                             Production -- 0.2%
       998,750          3.88       BB-/Ba2   Fieldwood Energy LLC, Term
                                             Loan 9/25/18                                $  1,003,016
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.0%+
       249,375          5.50        B+/Ba3   Foresight Energy LLC, Term Loan
                                             8/21/20                                     $    252,180
                                                                                         ------------
                                             Total Energy                                $  1,255,196
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.1%
                                             Specialty Chemicals -- 0.1%
        72,296          2.49         NR/NR   WR Grace & Co., Delayed Draw
                                             Term Loan, 1/23/21                          $     72,364
       202,430          3.00         NR/NR   WR Grace & Co., U.S. Term Loan,
                                             1/23/21                                          202,620
                                                                                         ------------
                                                                                         $    274,984
-----------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.0%+
        21,008          4.25         B/Ba3   CeramTec Acquisition Corp., Term
                                             Loan, 8/30/20                               $     21,100
        64,893          4.25         B/Ba3   CeramTec GmbH, Term Loan, 8/30/20                 65,177
       213,349          4.25         B/Ba3   CeramTec Service GmbH, 8/30/20                   214,282
                                                                                         ------------
                                                                                         $    300,559
-----------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.0%+
       193,050          4.50          B/B1   BWAY Holding Co., Initial Term
                                             Loan, 8/31/17                               $    194,468
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.0%+
        98,753          4.25         NR/NR   Fortescue Metals Group Ltd., Bank
                                             Loan, 6/30/19                               $     99,863
                                                                                         ------------
                                             Total Materials                             $    869,874
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.5%
                                             Aerospace & Defense -- 0.1%
       250,000          3.50       BBB-/NR   Alliant Techsystems, Inc., Term
                                             Loan, 10/22/20                              $    251,594
       245,625          3.75      BBB-/Ba1   Spirit AeroSystems, Inc., Term
                                             Loan, 4/18/19                                    247,506
                                                                                         ------------
                                                                                         $    499,100
-----------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
       250,000          5.25         NR/NR   Norcraft Cos. Inc., Initial Loan,
                                             11/12/20                                    $    251,875
-----------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.0%+
       150,000          6.75         B+/B2   International Equipment Solutions
                                             LLC, Term Loan, 8/16/19                     $    150,656
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 79

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 0.1%
       498,734          4.61          NR/NR  Pelican Products, Inc., Repriced Term
                                             Loan (First Lien), 6/9/18                   $    503,255
       305,000          0.00          NR/NR  Southwire Co., Term Loan, 1/31/21                305,381
                                                                                         ------------
                                                                                         $    808,636
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.2%
       400,000          5.75          B/Ba3  Navistar, Inc., 8/17/17                     $    406,417
       259,634          3.50          NR/NR  Terex Corp., Term Loan, 4/28/17                  261,743
       294,000          4.50          B+/B2  Waupaca Foundry, Inc., 6/29/17                   294,735
                                                                                         ------------
                                                                                         $    962,895
-----------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.0%+
        61,163          3.75         BB/Ba3  WESCO Distribution, Inc., 12/12/19          $     61,392
                                                                                         ------------
                                             Total Capital Goods                         $  2,734,554
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.7%
                                             Diversified Support Services -- 0.4%
       511,570          0.50          NR/NR  Allied Security Holdings LLC, Delayed
                                             Draw Term Loan (First Lien), 2/12/21        $    511,890
       850,000          0.00          NR/NR  Seadrill Operating LP, Initial Term
                                             Loan, 2/14/21                                    854,857
       150,000          4.50         B+/Ba3  TMS International Corp., 10/2/20                 151,594
       875,000          0.00          NR/NR  WESCO Aircraft Hardare Corp.,
                                             Tranche B Term Loan (First Lien),
                                             2/24/21                                          876,916
                                                                                         ------------
                                                                                         $  2,395,257
-----------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.3%
       500,000          3.00         BBB/NR  Allegion US Holding Co, Inc., 12/26/20      $    500,938
       123,797          4.00          NR/NR  Garda World Security Corp., Term B
                                             Delayed Draw Loan, 11/8/20                       124,339
       483,933          4.00          NR/NR  Garda World Security Corp., Term B
                                             Loan, 11/1/20                                    486,051
       498,744          3.25         BB/Ba3  The Geo Group, Inc., 4/3/20                      501,394
                                                                                         ------------
                                                                                         $  1,612,722
-----------------------------------------------------------------------------------------------------
                                             Human Resource & Employment
                                             Services -- 0.0%+
       171,522          3.50        BB-/Ba2  On Assignment, Inc., 5/15/20                $    171,592
                                                                                         ------------
                                             Total Commercial Services & Supplies        $  4,179,571
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Airlines -- 0.0%+
       100,000          0.00          BB/NR  Delta Air Lines, Inc., 2014 Term B-1
                                             Loan, 10/18/18                              $    100,429
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Marine -- 0.1%
       463,838          5.25        BB/Ba3   Navios Maritime Partners LP, 6/27/18        $    472,728
                                                                                         ------------
                                             Total Transportation                        $    573,157
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Auto Parts & Equipment -- 0.1%
       748,111          4.25         NR/NR   Metaldyne LLC, Tranche B Term
                                             Loan, 12/18/18                              $    752,086
                                                                                         ------------
                                             Total Automobiles & Components              $    752,086
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.2%
                                             Housewares & Specialties -- 0.0%+
       249,375          2.90      BBB-/Ba1   Jarden Corp., 9/30/20                       $    250,101
-----------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.2%
       955,000          0.00         NR/NR   Party City Holdings, Inc., 2014
                                             Replacement Term Loan, 7/27/19              $    957,388
-----------------------------------------------------------------------------------------------------
                                             Apparel, Accessories & Luxury
                                             Goods -- 0.0%+
        78,498          3.25      BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                             12/19/19                                    $     78,785
                                                                                         ------------
                                             Total Consumer Durables & Apparel           $  1,286,274
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Casinos & Gaming -- 0.2%
       250,000          3.25         NR/NR   Las Vegas Sands llc, Tranche B-2
                                             Term Loan (First Lien), 12/19/20            $    249,844
       346,500          3.50        BB/Ba2   MGM Resorts International, 12/20/19              346,608
       460,000          3.25       BB+/Ba1   Penn National Gaming, Inc., 10/25/20             461,265
                                                                                         ------------
                                                                                         $  1,057,717
-----------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.1%
       457,895          3.75        BB/Ba3   Hilton Worldwide Finance LLC, 9/23/20       $    460,154
-----------------------------------------------------------------------------------------------------
                                             Education Services -- 0.0%+
       299,244          4.00         B+/B1   Bright Horizons Family Solutions, Inc.,
                                             Term B Loan, 1/14/20                        $    301,052
                                                                                         ------------
                                             Total Consumer Services                     $  1,818,923
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.7%
                                             Advertising -- 0.0%+
       248,750          4.25         B+/B1   Acosta, Inc., 3/2/18                        $    250,538
-----------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.5%
       250,000          4.75        BB/Ba3   Gray Television, Inc., Initial Term
                                             Loan, 10/11/19                              $    252,110
       400,000          0.00       BB+/Ba3   Mediacom Illinois LLC, 3/31/18                   399,000
       443,884          3.00        NR/Ba1   Sinclair Television Group, Inc., 4/19/20         443,382

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 81

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Broadcasting -- (continued)
       875,000          4.00         NR/NR   Tribune Co., Tranche B Term Loan
                                             (First Lien), 11/20/20                      $    874,043
       449,291          0.00         NR/NR   Ziggo BV, Tranche B-1 Term Loan
                                             (first Lien), 1/15/22                            447,817
       289,532          3.50         NR/NR   Ziggo BV, Tranche B-2 Term Loan
                                             (first Lien), 1/15/22                            288,582
       476,177          0.00         NR/NR   Ziggo BV, Tranche B-3 Term Loan
                                             (first Lien), 1/15/22                            474,614
                                                                                         ------------
                                                                                         $  3,179,548
-----------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.2%
       249,372          3.50       BB-/Ba2   AMC Entertainment, Inc., Initial Term
                                             Loan, 4/30/20                               $    250,092
       196,457          3.75       NR/Baa3   Cinedigm Digital Funding I LLC,
                                             2/28/18                                          197,194
       516,705          3.50        BB/Ba3   Live Nation Entertainment, Inc., 8/17/20         518,316
                                                                                         ------------
                                                                                         $    965,602
                                                                                         ------------
                                             Total Media                                 $  4,395,688
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Automotive Retail -- 0.3%
       906,750          3.50       BB+/Ba1   Chrysler Group LLC, 5/24/17                 $    909,662
       600,000          3.25         NR/NR   Chrysler Group LLC, Tranche B Term
                                             Loan, 12/29/18                                   599,250
                                                                                         ------------
                                                                                         $  1,508,912
                                                                                         ------------
                                             Total Retailing                             $  1,508,912
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Food Retail -- 0.1%
       650,000          4.75        BB-/NR   Albertsons LLC, 3/21/19                     $    656,338
                                                                                         ------------
                                             Total Food & Staples Retailing              $    656,338
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                                             Agricultural Products -- 0.2%
       709,248          4.50          B/B1   Arysta Lifescience SPC LLC, 5/29/20         $    715,011
       525,000          3.25         NR/NR   Darling International, Inc., Term B USD
                                             Loan, 12/19/20                                   525,315
                                                                                         ------------
                                                                                         $  1,240,326
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $  1,240,326
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
       299,250          4.50          B/B1   Britax US Holdings, Inc., 10/7/20           $    302,149
        88,000          4.50          B/B1   Polarpak, Inc., 6/7/20                            88,440
       162,000          4.50          B/B1   Polarpak, Inc., 6/7/20                           162,810
                                                                                         ------------
                                                                                         $    553,399
                                                                                         ------------
                                             Total Household & Personal Products         $    553,399
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.3%
                                             Health Care Equipment -- 0.1%
       498,413          3.25      BBB-/Ba2   Hologic, Inc., 8/1/19                       $    499,534
-----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.1%
       498,750          2.25     BBB-/Baa3   Fresenius US Finance I, Inc., 8/7/19        $    499,062
       250,000          6.50          B/B2   Gentiva Health Services, Inc.,
                                             10/10/19                                         252,812
                                                                                         ------------
                                                                                         $    751,874
-----------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.1%
       100,378          3.45        BB/Ba2   CHS, 1/25/17                                $    101,067
       267,540          0.00         NR/NR   CHS, 2021 Term D Loan, 1/27/21                   270,278
       299,248          6.75          B/B2   Steward Health Care System
                                             LLC, 4/10/20                                     299,061
                                                                                         ------------
                                                                                         $    670,406
                                                                                         ------------
                                             Total Health Care Equipment
                                             & Services                                  $  1,921,814
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.2%
                                             Pharmaceuticals -- 0.2%
       500,000          2.50         NR/NR   Endo Luxembourg Finance I Company
                                             Sarl, Tranche B Term Loan (First
                                             Lien), 11/5/20                              $    500,312
       650,000          4.11         NR/NR   Par Pharmaceutical Companies, Inc.,
                                             Term B-2 Loan, 9/28/19                           651,828
                                                                                         ------------
                                                                                         $  1,152,140
                                                                                         ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences               $  1,152,140
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Other Diversified Financial
                                             Services -- 0.1%
       395,000          4.50       BBB-/B1   Fly Funding II Sarl, Term Loan, 8/9/18      $    401,254
       199,500          3.75        BB/Ba2   JBS USA LLC, 9/18/20                             199,168
                                                                                         ------------
                                                                                         $    600,422
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.2%
       425,000          0.00         NR/NR   Delos Finance SARL, Tranche B Term
                                             Loan, 2/27/21                               $    427,059
       400,000          5.75         NR/B1   Hyperion Insurance Group, Ltd.,
                                             10/4/19                                          399,500
       100,000          3.25         NR/NR   SBA Senior Finance II LLC, Delayed
                                             Draw Term Loan, 3/31/21                          100,012

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 83

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- (continued)
       100,000          3.25         NR/NR   SBA Senior Finance II LLC,
                                             Incremental Tranche B-1- A Term
                                             Loan, 3/31/21                               $    100,012
                                                                                         ------------
                                                                                         $  1,026,583
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.0%+
       147,386          3.25       BB-/Ba2   LPL Holdings, Inc., 3/29/19                 $    147,724
                                                                                         ------------
                                             Total Diversified Financials                $  1,774,729
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%+
                                             Mortgage REIT -- 0.0%+
       199,497          3.50       BB+/Ba3   Starwood Property Trust, Inc., 4/17/20      $    199,539
                                                                                         ------------
                                             Total Real Estate                           $    199,539
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             Internet Software & Services -- 0.0%+
       243,125          4.00      BBB-/Ba3   AutoTrader.com, Inc., 12/15/16              $    244,341
-----------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.0%+
       166,042          3.91        BB/Ba3   SunGard Data Systems, Inc., 2/28/17         $    167,001
-----------------------------------------------------------------------------------------------------
                                             Application Software -- 0.1%
       600,000          0.00         NR/NR   Verint Systems, Inc., Tranche B-2 Term
                                             Loan (First Lien), 9/6/19                   $    602,025
-----------------------------------------------------------------------------------------------------
                                             Home Entertainment Software -- 0.1%
       450,000          3.25      BBB/Baa3   Activision Blizzard, Inc., 7/26/20          $    451,887
                                                                                         ------------
                                             Total Software & Services                   $  1,465,254
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.0%+
                                             Electronic Components -- 0.0%+
       249,375          3.25       BB/Baa2   Belden Finance 2013 LP, 9/9/20              $    250,500
                                                                                         ------------
                                             Total Technology Hardware
                                             & Equipment                                 $    250,500
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.4%
                                             Electric Utilities -- 0.1%
       675,000          0.00         BB/NR   Calpine Construction Finance Co LP,
                                             Term B-2 Loan, 1/3/22                       $    667,969
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.3%
       330,831          3.75       BB+/Ba1   AES Corp. Virginia, 6/1/18                  $    332,991
     1,175,000          0.00         NR/NR   Atlantic Power LP, Term Loan B,
                                             2/20/21                                        1,183,078
       198,166          3.75       BB+/Ba1   NSG Holdings LLC, 12/11/19                       199,157
                                                                                         ------------
                                                                                         $  1,715,226
                                                                                         ------------
                                             Total Utilities                             $  2,383,195
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-----------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $30,781,302)                          $ 30,971,469
-----------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH
                                             INVESTMENTS -- 0.2%
                                             Commercial Paper -- 0.2%
       350,000          0.41       AA-/Aa3   Svenska Handelsbanken New York
                                             NY, Floating Rate Note, 11/17/14            $    350,219
       750,000          0.18        NR/NR    Wells Fargo Bank NA, Floating Rate
                                             Note, 6/16/14                                    750,046
                                                                                         ------------
                                                                                         $  1,100,265
-----------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $1,100,000)                           $  1,100,265
-----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 99.9%
                                             (Cost $621,623,455) (a)                     $622,495,876
-----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 0.1%          $    914,818
-----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                  $623,410,694
=====================================================================================================

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2014, the value of these securities amounted to $148,269,648 or 23.8% of total net assets.

Strips      Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 85

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $622,186,161 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                         $ 4,164,912

     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                          (3,855,197)
                                                                                   ------------
     Net unrealized appreciation                                                   $   309,715
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2014 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $62,042,944       $61,858,883
Other Long-Term Securities                         $243,369,185      $56,097,264

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                     Level 1       Level 2        Level 3     Total
------------------------------------------------------------------------------------------
Preferred Stocks                     $       --    $          --  $  501,273  $    501,273
Asset Backed Securities                      --      106,938,540          --   106,938,540
Collateralized Mortgage Obligations          --      231,602,217          --   231,602,217
Corporate Bonds                              --      205,101,410     568,300   205,669,710
U.S. Government Agency Obligations           --       40,679,530          --    40,679,530
Municipal Bonds                              --        5,032,872          --     5,032,872
Senior Floating Rate Loan Interests          --       30,971,469          --    30,971,469
Temporary Cash Investments                   --        1,100,265          --     1,100,265
------------------------------------------------------------------------------------------
Total                                $       --    $ 621,426,303  $1,069,573  $622,495,876
==========================================================================================

The accompanying notes are an integral part of these financial statements.

86 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------
                                                       Preferred   Corporate
                                                       Stocks      Bonds     Total
----------------------------------------------------------------------------------------
Balance as of 8/31/13                                  $ 413,767   $263,900  $  677,667
Realized gain (loss)(1)                                   11,084         --      11,084
Change in unrealized appreciation (depreciation)(2)        3,925     54,400      58,325
Net purchases                                            210,000    250,000     460,000
Net sales                                               (137,503)        --    (137,503)
Transfers in and out of Level 3                               --         --          --
----------------------------------------------------------------------------------------
Balance as of 2/28/14                                  $ 501,273   $568,300  $1,069,573
========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended February 28, 2014, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments still held
as of 2/28/14                                                                  $(76,913)
                                                                               ---------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 87

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities (cost $621,623,455)                                        $622,495,876
  Cash                                                                                  14,311,393
  Receivables --
     Investment securities sold                                                            783,488
     Fund shares sold                                                                    6,151,714
     Interest                                                                            1,776,917
     Due from Pioneer Investment Management, Inc.                                              592
  Prepaid expenses                                                                          68,353
---------------------------------------------------------------------------------------------------
         Total assets                                                                 $645,588,333
---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $ 18,465,139
     Fund shares repurchased                                                             3,292,253
     Dividends                                                                             280,355
  Due to affiliates                                                                         96,877
  Accrued expenses                                                                          43,015
---------------------------------------------------------------------------------------------------
          Total liabilities                                                           $ 22,177,639
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                     $632,945,193
  Distributions in excess of net investment income                                      (1,135,056)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                              (9,271,864)
  Net unrealized appreciation on investments                                               872,421
---------------------------------------------------------------------------------------------------
         Total net assets                                                             $623,410,694
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $203,446,438/21,010,795 shares)                                   $       9.68
  Class B (based on $1,184,463/122,447 shares)                                        $       9.67
  Class C (based on $66,949,428/6,926,919 shares)                                     $       9.67
  Class C2 (based on $2,127,843/220,101 shares)                                       $       9.67
  Class Y (based on $349,702,522/36,190,196 shares)                                   $       9.66
MAXIMUM OFFERING PRICE:
  Class A ($9.68 (divided by) 97.5%)                                                  $       9.93
===================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Statement of Operations (unaudited)

For the Six Months Ended 2/28/14

INVESTMENT INCOME:
  Interest                                                             $5,913,892
---------------------------------------------------------------------------------------------------
         Total investment income                                                        $5,913,892
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $  989,719
  Transfer agent fees and expenses
     Class A                                                               20,957
     Class B                                                                1,935
     Class C                                                                6,240
     Class C2                                                                  53
     Class Y                                                                1,439
  Distribution fees
     Class A                                                              192,126
     Class B                                                                6,240
     Class C                                                              150,577
     Class C2                                                               1,537
  Shareholder communications expense                                      199,468
  Administrative reimbursements                                            97,814
  Custodian fees                                                           49,069
  Registration fees                                                        55,409
  Professional fees                                                        41,415
  Printing expense                                                         14,532
  Fees and expenses of nonaffiliated trustees                               9,095
  Miscellaneous                                                            88,155
---------------------------------------------------------------------------------------------------
     Total expenses                                                                     $1,925,780
---------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                               (757)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                       $1,925,023
---------------------------------------------------------------------------------------------------
         Net investment income                                                          $3,988,869
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                       $ (657,453)
     Class actions                                                          1,782
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                    674       $ (654,997)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                       $2,918,409
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                  1,535       $2,919,944
---------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                             $2,264,947
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $6,253,816
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 89

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   2/28/14            Year Ended
                                                                   (unaudited)        8/31/13
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   3,988,869      $  6,053,413
Net realized gain (loss) on investments, class actions,
  futures contracts and foreign currency transactions                   (654,997)         (132,363)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                2,919,944        (1,190,306)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $   6,253,816      $  4,730,744
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.08 and $0.23 per share, respectively)            $  (1,624,624)     $ (1,944,653)
      Class B ($0.03 and $0.14 per share, respectively)                   (4,271)          (20,529)
      Class C ($0.07 and $0.16 per share, respectively)                 (431,484)         (497,174)
      Class C2 ($0.07 and $0.01 per share, respectively)                  (4,339)              (29)
      Class Y ($0.10 and $0.26 per share, respectively)               (3,074,717)       (4,319,285)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                        $  (5,139,435)     $ (6,781,670)
===================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $ 308,292,394      $367,436,637
Reinvestment of distributions                                          3,533,436         3,364,702
Cost of shares repurchased                                          (176,583,961)      (96,077,090)
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                   $ 135,241,869      $274,724,249
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                        $ 136,356,250      $272,673,323
NET ASSETS:
Beginning of period                                                  487,054,444       214,381,121
---------------------------------------------------------------------------------------------------
End of period                                                      $ 623,410,694      $487,054,444
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                                $  (1,135,056)     $     15,510
===================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

--------------------------------------------------------------------------------------------------
                                        '14 Shares     '14 Amount
                                        (unaudited)    (unaudited)      '13 Shares    '13 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                             10,596,410     $102,526,574     15,001,697    $145,544,235
Reinvestment of distributions              136,755        1,323,339        164,880       1,601,577
Less shares repurchased                 (7,272,954)     (70,387,216)    (3,297,973)    (32,054,482)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)            3,460,211     $ 33,462,697     11,868,604    $115,091,330
===================================================================================================
Class B
Shares sold or exchanged                    33,361     $    322,311         79,686    $    774,285
Reinvestment of distributions                  441            4,260          2,078          20,189
Less shares repurchased                    (51,295)        (495,921)      (116,310)     (1,131,897)
--------------------------------------------------------------------------------------------------
      Net decrease                         (17,493)    $   (169,350)       (34,546)   $   (337,423)
===================================================================================================
Class C
Shares sold                              3,322,884     $ 32,093,554      3,898,344    $ 37,731,520
Reinvestment of distributions               40,729          393,579         43,153         418,409
Less shares repurchased                 (1,835,105)     (17,729,446)    (1,103,953)    (10,700,367)
--------------------------------------------------------------------------------------------------
      Net increase                       1,528,508     $ 14,757,687      2,837,544    $ 27,449,562
===================================================================================================
Class C2*
Shares sold                                218,273     $  2,109,634          2,690    $     25,960
Reinvestment of distributions                  188            1,818              1              14
Less shares repurchased                     (1,051)         (10,153)            --              --
--------------------------------------------------------------------------------------------------
      Net increase                         217,410     $  2,101,299          2,691    $     25,974
===================================================================================================
Class Y
Shares sold                             17,734,517     $171,240,321     18,944,925    $183,360,637
Reinvestment of distributions              187,350        1,810,440        136,685       1,324,513
Less shares repurchased                 (9,105,256)     (87,961,225)    (5,380,101)    (52,190,344)
--------------------------------------------------------------------------------------------------
      Net increase                       8,816,611     $ 85,089,536     13,701,509    $132,494,806
===================================================================================================

*    Class C2 shares were first publicly offered on August 1, 2013.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 91

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year      Year       Year       Year
                                                               2/28/14      Ended      Ended     Ended      Ended      Ended
                                                               (unaudited)  8/31/13    8/31/12   8/31/11    8/31/10    8/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $   9.66     $   9.72   $  9.64   $   9.75   $   9.40   $  9.52
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $   0.07     $   0.21   $  0.28   $   0.23   $   0.31   $  0.37
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                0.03        (0.04)     0.10      (0.07)      0.36     (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $   0.10     $   0.17   $  0.38   $   0.16   $   0.67   $  0.34
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.08)    $  (0.23)  $ (0.30)  $  (0.27)  $  (0.32)  $ (0.46)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $   0.02     $  (0.06)  $  0.08   $  (0.11)  $   0.35   $ (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.68     $   9.66   $  9.72   $   9.64   $   9.75   $  9.40
===============================================================================================================================
Total return*                                                      1.06%        1.71%     4.00%      1.69%      7.19%     3.90%
Ratio of net expenses to average net assets                        0.77%**      0.88%     0.90%      0.90%      0.90%     0.90%
Ratio of net investment income to average net assets               1.33%**      1.95%     2.94%      2.48%      2.78%     3.59%
Portfolio turnover rate                                              42%**        28%       43%        54%        42%       43%
Net assets, end of period (in thousands)                       $203,446     $169,587   $55,212   $114,080   $130,524   $19,544
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.77%**      0.98%     1.30%      0.99%      1.06%     1.15%
   Net investment income                                           1.33%**      1.85%     2.54%      2.39%      2.61%     3.35%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

-------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year      Year      Year      Year      Year
                                                                   2/28/14     Ended     Ended     Ended     Ended     Ended
                                                                   (unaudited) 8/31/13   8/31/12   8/31/11   8/31/10   8/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $  9.65     $  9.71   $  9.63   $  9.75   $  9.39   $  9.50
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $  0.01     $  0.12   $  0.20   $  0.14   $  0.22   $  0.28
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               0.04       (0.04)     0.09     (0.07)     0.37     (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                            $  0.05     $  0.08   $  0.29   $  0.07   $  0.59   $  0.27
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $ (0.03)    $ (0.14)  $ (0.21)  $ (0.19)  $ (0.23)  $ (0.38)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.02     $ (0.06)  $  0.08   $ (0.12)  $  0.36   $ (0.11)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.67     $  9.65   $  9.71   $  9.63   $  9.75   $  9.39
===============================================================================================================================
Total return*                                                         0.55%       0.80%     3.08%     0.68%     6.35%     3.06%
Ratio of net expenses to average net assets                           1.80%**     1.80%     1.80%     1.80%     1.80%     1.80%
Ratio of net investment income to average net assets                  0.28%**     1.33%     2.10%     1.64%     2.37%     3.15%
Portfolio turnover rate                                                 42%**       28%       43%       54%       42%       43%
Net assets, end of period (in thousands)                           $ 1,184     $ 1,351   $ 1,695   $ 2,671   $ 4,822   $ 6,582
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.92%**     2.02%     1.99%     1.87%     1.88%     1.95%
   Net investment income                                              0.16%**     1.11%     1.90%     1.57%     2.29%     3.00%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 93

-------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year      Year      Year      Year      Year
                                                                   2/28/14     Ended     Ended     Ended     Ended     Ended
                                                                   (unaudited) 8/31/13   8/31/12   8/31/11   8/31/10   8/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  9.65     $  9.70   $  9.62   $  9.73   $  9.38   $  9.49
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $  0.05     $  0.15   $  0.20   $  0.16   $  0.23   $  0.29
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               0.04       (0.04)     0.10     (0.07)     0.36     (0.01)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase from investment operations                      $  0.09     $  0.11   $  0.30   $  0.09   $  0.59   $  0.28
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $ (0.07)    $ (0.16)  $ (0.22)  $ (0.20)  $ (0.24)  $ (0.39)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.02     $ (0.05)  $  0.08   $ (0.11)  $  0.35   $ (0.11)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.67     $  9.65   $  9.70   $  9.62   $  9.73   $  9.38
===============================================================================================================================
Total return*                                                         0.83%       1.09%     3.18%     0.93%     6.32%     3.14%
Ratio of net expenses to average net assets                           1.05%**     1.53%     1.71%     1.67%     1.70%     1.79%
Ratio of net investment income to average net assets                  1.04%**     1.39%     2.08%     1.61%     2.27%     2.74%
Portfolio turnover rate                                                 42%**       28%       43%       54%       42%       43%
Net assets, end of period (in thousands)                           $66,949     $52,072   $24,830   $23,464   $20,507   $ 8,549
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.05%**     1.54%     1.71%     1.67%     1.70%     1.79%
   Net investment income                                              1.04%**     1.38%     2.08%     1.61%     2.27%     2.74%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

--------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended
                                                                         2/28/14              8/1/13 (a)
                                                                         (unaudited)          to 8/31/13
--------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                     $  9.65              $  9.65
--------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                  $  0.07              $  0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions                          0.02                (0.01)
--------------------------------------------------------------------------------------------------------
Net increase from investment operations                                  $  0.09              $  0.01
--------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $ (0.07)             $ (0.01)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.02              $    --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  9.67              $  9.65
========================================================================================================
Total return*                                                               0.97%                0.15%
Ratio of net expenses to average net assets                                 1.00%**              1.01%**
Ratio of net investment income to average net assets                        1.14%**              2.07%**
Portfolio turnover rate                                                       42%**                28%**
Net assets, end of period (in thousands)                                 $ 2,128              $    26
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses                                                            1.00%**              1.01%**
  Net investment income                                                     1.14%**              2.07%**
========================================================================================================

(a)  Class C2 shares were first publicly offered on August 1, 2013.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 95

-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year       Year
                                                              2/28/14      Ended      Ended      Ended      Ended      Ended
                                                              (unaudited)  8/31/13    8/31/12    8/31/11    8/31/10    8/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.64     $   9.70   $   9.63   $   9.74   $   9.38   $  9.51
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $   0.08     $   0.24   $   0.31   $   0.27   $   0.34   $  0.40
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           0.04        (0.04)      0.09      (0.07)      0.37     (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $   0.12     $   0.20   $   0.40   $   0.20   $   0.71   $  0.36
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.10)    $  (0.26)  $  (0.33)  $  (0.31)  $  (0.35)  $ (0.49)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.02     $  (0.06)  $   0.07   $  (0.11)  $   0.36   $ (0.13)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.66     $   9.64   $   9.70   $   9.63   $   9.74   $  9.38
===============================================================================================================================
Total return*                                                     1.20%        2.03%      4.24%      2.06%      7.64%     4.11%
Ratio of net expenses to average net assets                       0.55%**      0.59%      0.61%      0.54%      0.57%     0.63%
Ratio of net investment income to average net assets              1.54%**      2.34%      3.18%      2.78%      3.52%     4.36%
Portfolio turnover rate                                             42%**        28%        43%        54%        42%       43%
Net assets, end of period (in thousands)                      $349,703     $264,018   $132,645   $119,377   $115,153   $97,370
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.55%**      0.59%      0.61%      0.54%      0.57%     0.63%
   Net investment income                                          1.54%**      2.34%      3.18%      2.78%      3.52%     4.36%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class C2 and Class Y shares. Class C2 shares were first publicly offered on August 1, 2013. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 97

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

98 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 28, 2014, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) amounting to 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 99 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal years ended August 31, 2013 were as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $6,781,670
     ---------------------------------------------------------------------------
          Total                                                       $6,781,670
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------.
     Distributable earnings:
     Undistributed ordinary income                                $     549,470
     Capital loss carryforward                                       (8,243,789)
     Current year dividend payable                                     (305,167)
     Unrealized depreciation                                         (2,649,394)
     ---------------------------------------------------------------------------
         Total                                                     $(10,648,880)
     ===========================================================================

100 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,575 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2014.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended February 28, 2014, the Fund recognized gains of $1,782 in settlement of class action lawsuits from one company, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class C2 shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class C2 and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 101

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to July 1, 2013, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended February 28, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.80%, 1.15% and 1.15% of the average daily net assets attributable to Class A, Class B, Class C, and Class C2 shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015 for Class A, Class B, Class C, and Class C2 shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,898 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

102 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2014 such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 66,302
Class B                                                                      844
Class C                                                                   17,114
Class C2                                                                      68
Class Y                                                                  115,140
--------------------------------------------------------------------------------
  Total                                                                 $199,468
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $75,812 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B. The fee for Class B shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,167 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class C shares purchased on or

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 103 after July 1, 2013. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2014, CDSCs in the amount of $122,386 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2014, the Fund had no borrowings under the credit facility.

104 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees

Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 105 considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013 and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

106 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that, effective July 1, 2013, the Fund's management fee was reduced by five basis points.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. They also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class A shares was approximately ten basis points higher than the median expense ratio of its Morningstar peer group and approximately five basis points higher than the median expense ratio of its Strategic Insight peer group. They also noted that the expense ratio of the Fund's Class Y shares was approximately six basis points higher than each median expense ratio of its Morningstar peer group and its Strategic Insight peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. They also noted that, effective July 1, 2013, the expense cap for the Fund's Class A shares was reduced by five basis points. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 107 demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

108 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 108

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 109

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Daniel K. Kingsbury, President*
David R. Bock                                Mark D. Goodwin, Executive
Benjamin M. Friedman                           Vice President
Margaret B.W. Graham                         Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                          Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

110 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 111

                           This page for your notes.

112 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 113

                           This page for your notes.

114 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/14 115

                           This page for your notes.

116 Pioneer Short Term Income Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19127-08-0414

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date April 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date April 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2014

* Print the name and title of each signing officer under his or her signature.